As filed with the Securities and Exchange Commission on April 27, 2000

                                                      Registration No. 2-98410
                                                                      811-4328

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        Post-Effective Amendment No. 22 X
                                                        -

                                       To

                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF A UNIT INVESTMENT TRUST

                            REGISTERED ON FORM N-8B-2
                           PURSUANT TO THE INVESTMENT
                               COMPANY ACT OF 1940

                       FIRST INVESTORS LIFE LEVEL PREMIUM
                             VARIABLE LIFE INSURANCE
                              (SEPARATE ACCOUNT B)
                                 (Name of Trust)

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                               (Name of Depositor)

                           95 Wall Street, 22nd Floor
                            New York, New York 10005
                   (Complete address of depositor's principal
                               executive offices)

                              William H. Drinkwater
                                    President

                     First Investors Life Insurance Company
                           95 Wall Street, 22nd Floor
                            New York, New York 10005
                (Name and complete address of agent for service)

                        Copies of all communications to:
                         Freedman, Levy, Kroll & Simonds
                             1050 Connecticut Avenue
                           Washington, D.C. 20036-5366
                            Attn: Gary O. Cohen, Esq.

It is proposed that this filing will become effective on (check the appropriate box):

|_|   immediately upon filing pursuant to paragraph (b)

|X|   on April 28, 2000 pursuant to paragraph (b)

|_|   60 days after filing pursuant to paragraph (a)(1)

|_|   on (date) pursuant to paragraph (a)(1) of Rule 485

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title and Amount of Securities Being Registered: An indefinite amount of units of interest in First Investors Life Level Premium Variable Life Insurance (Separate Account B) under variable life insurance policies.

Approximate Date of Proposed Public Offering: Continuous

                                 FIRST INVESTORS
                               LIFE LEVEL PREMIUM
                             VARIABLE LIFE INSURANCE

                             RECONCILIATION AND TIE
                             ----------------------

N-8B-2
 Item No.                                       Location
 --------                                       --------

1-8      Organization and General               Front Cover; Overview, The Policy,
         Information                            Who We Are; Other Information,
                                                Relevance of Financial Statements

9        Material Litigation                    Not Applicable


10       General Information Concerning         Overview, Who We Are; The Policy in
         the Securities of the Trust and        Detail; Other Information
         the Rights of Holders

11-12    Information Concerning the             Overview, Who We Are; The Policy in
         Securities Underlying the              Detail; Other Information
         Trust's Securities

13       Information Concerning Loads,          Overview, The Charges and Expenses;
         Fees, Charges and Expenses             The Policy in Detail, Optional
                                                Insurance Riders

14-24    Information Concerning the             Overview, Who We Are; The Policy in
         Operations of the Trust                Detail, Allocation of Your Net
                                                Premium to Investment Options;
                                                Federal Income Tax Information;
                                                Other Information

25-27    Organization and Operations of         Overview, Who We Are; Our Officers
         Depositor                              and Directors; Other Information

28       Officials and Affiliated Persons       Overview, Who We Are; Our Officers
         of Depositor                           and Directors


30       Controlling Persons                    Overview, Who We Are

31-34    Compensation of Officers and           Overview, Who We Are; Our Officers
         Directors of Depositor                 and Directors; Other Information



35-38    Distribution of Securities             Overview, Who We Are; Other
                                                Information, Distribution of
                                                Policies

39-43    Information Concerning Principal       Overview, Who We Are; Other
         Underwriter                            Information, Distribution of
                                                Policies

44-45    Offering Price or Acquisition          Overview, The Charges and Expenses,
         Valuation of Securities of the         Who We Are; Pertinent Provisions of
         Trust                                  the Prospectus of First Investors
                                                Life Series Fund (File No. 2-98409)
                                                incorporated herein by reference

46       Redemption Valuation of                Overview, The Charges and Expenses,
         Securities of the Trust                Who We Are; Pertinent Provisions of
                                                the Prospectus of First Investors
                                                Life Series Fund
                                                (File No.2-98409) incorporated
                                                herein by reference

47       Purchase and Sale of Interests         Overview, The Charges and Expenses,
         in Underlying Securities from          Who We Are; The Policy in Detail;
         and to Security Holders                Other Information

48-50    Information Concerning the             Other Information
         Trustee or Custodian

51       Information Concerning Insurance       Overview; The Policy in Detail
         of Holders of Securities

52       Policy of Registrant                   Overview; The Policy in Detail;
                                                Other Information

53       Regulated Investment Company           Federal Income Tax Information

54-59    Financial and Statistical              Overview, The Charges and Expenses;
         Information                            The Policy in Detail; Illustrations
                                                of Death Benefits, Cash Values and
                                                Accumulated Premiums; Other
                                                Information, Relevance of Financial
                                                Statements, Experts

[FIRST INVESTORS LOGO]

                               Insured Series Plan

This booklet contains two prospectuses. The first prospectus is for our Level Premium Variable Life Insurance Policy, which we call our Insured Series Plan ("ISP"). The second prospectus is for the First Investors Life Series Fund, which serves as the underlying investment options for our variable life insurance policy.

THE DATE OF THIS PROSPECTUS IS APRIL 28, 2000.

                                    CONTENTS*

            LEVEL PREMIUM VARIABLE LIFE INSURANCE POLICIES PROSPECTUS

   OVERVIEW.......................................................2
      The Policy..................................................2
      The Charges and Expenses....................................3
      Who We Are..................................................5
      Risk and Reward Considerations..............................6
   THE POLICY IN DETAIL...........................................6
      Your Premiums...............................................6
      Allocation of Your Net Premium to Investment Options........7
      The Death Benefit...........................................8
      Your Cash Value.............................................9
      Settlement Options..........................................12
      Optional Insurance Riders...................................13
      Other Provisions............................................14
   FEDERAL INCOME TAX INFORMATION.................................16
   OUR OFFICERS AND DIRECTORS.....................................19
   OTHER INFORMATION..............................................21
      Voting Rights...............................................21
      Reservation of Rights.......................................21
      Distribution of Policies....................................22
      Custodian...................................................22
      Reports.....................................................22
      State Regulation............................................22
      Experts.....................................................23
      Relevance of Financial Statements...........................23
   ILLUSTRATIONS OF DEATH BENEFITS,
      CASH VALUES AND ACCUMULATED PREMIUMS........................23
   REPORT OF CERTIFIED PUBLIC ACCOUNTANTS.........................28
   FINANCIAL STATEMENTS OF FIRST INVESTORS LIFE...................29
   REPORT OF CERTIFIED PUBLIC ACCOUNTANTS.........................40
   FINANCIAL STATEMENTS OF SEPARATE ACCOUNT B.....................41












-----------------------------
*A Table of Contents for the Life Series Fund prospectus can be found on page 1 of that prospectus.

THE INSURED SERIES PLAN

LEVEL PREMIUM VARIABLE LIFE INSURANCE POLICIES
ISSUED BY
FIRST INVESTORS LIFE INSURANCE COMPANY
95 Wall Street, New York, New York 10005/(212) 858-8200


PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE BUYING OR TAKING ACTION UNDER A POLICY. THIS PROSPECTUS IS VALID ONLY WHEN ATTACHED TO THE CURRENT PROSPECTUS FOR FIRST INVESTORS LIFE SERIES FUND.


THE  SECURITIES AND EXCHANGE  COMMISSION  (SEC) HAS NOT APPROVED OR DISAPPROVED
THESE  SECURITIES  OR  PASSED  UPON  THE  ADEQUACY  OF  THIS  PROSPECTUS.   ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                 The date of this Prospectus is April 28, 2000.

                                    OVERVIEW

THE POLICY


    This Prospectus describes a Level Premium Variable Life Insurance Policy (the "Policy") that is offered by First Investors Life Insurance Company (referred to hereafter as "First Investors Life," "we," "us" or "our") through our Separate Account B. The Policy provides you with life insurance coverage and the opportunity to invest your net premiums (i.e., premiums less certain fees and charges) in one or more investment options ("Subaccounts") of Separate Account B. For marketing purposes, we call the Policy our Insured Series Plan.

    You are required to pay premiums for only 12 years. After 12 years, you never have to make another premium payment. The Policy stays in force for the life of the insured unless you decide to surrender it. The premiums are level. You decide how much you want to pay each year. Once this amount is set, you pay the same amount each year. This amount can never be increased by us.

    The Policy is "variable." This means that the amount of the insurance coverage, the cash value and the loan value of your Policy may increase or decrease depending on the investment performance of the Subaccount(s) that you select. You bear the entire investment risk with respect to the Policy's cash value, which could decline to zero. However, the death benefit will never be less than the Guaranteed Insurance Amount (adjusted for loans and partial surrenders), if you pay all your premiums.

    We offer ten Subaccounts, from which you may select up to five. Each Subaccount invests in shares of a corresponding "Fund" of First Investors Life Series Fund ("Life Series Fund"), as shown below.

  SEPARATE ACCOUNT                       CORRESPONDING
    B SUBACCOUNT                              FUND
  ----------------                           ------

  Blue Chip Subaccount                   Blue Chip Fund
  Cash Management Subaccount             Cash Management Fund
  Discovery Subaccount                   Discovery Fund
  Focused Equity Subaccount              Focused Equity Fund
  Government Subaccount                  Government Fund
  Growth Subaccount                      Growth Fund
  High Yield Subaccount                  High Yield Fund
  International Securities Subaccount    International Securities Fund
  Investment Grade Subaccount            Investment Grade Fund
  Utilities Income Subaccount            Utilities Income Fund


For information on the investment objectives, investment strategies, and investment risks of each Fund, see the Life Series Fund prospectus, which is attached at the end of this prospectus.

    You may also choose to add riders to your Policy to increase the death benefit and protect against the risk that you will not be able to make the premium payments due to your own death or disability. These optional riders are described in the section called "Optional Insurance Riders."

    To help you understand how the values of a hypothetical Policy would change over time, we have included some hypothetical illustrations based on certain assumptions we have made. Because your circumstances may vary considerably from our assumptions, your registered representative will also provide you with a similar hypothetical illustration that is more tailored to your own circumstances and wishes. You should keep in mind that replacing existing insurance with the Policy may not benefit you because of, among other things, the cost of the Policy during the first few years.

    If you are not satisfied with your Policy, you may be able to cancel and return it to us for a full refund of any premiums that you have paid. For more details, see the section entitled "Cancellation Rights" in this prospectus.

THE CHARGES AND EXPENSES

    We describe below the fees and charges that you may be required to pay to purchase and maintain the Policy. Immediately thereafter, we describe the fees and expenses of each of the underlying mutual funds that are available as investment options. We guarantee that once you have purchased your policy, we will not increase the amount of your premium payments, the charges that we deduct from your premiums, or the charges that we deduct from your Subaccount(s) for mortality and expense risks.


    Deductions from Premium Payments
    --------------------------------

    We deduct from your premiums for the Policy the fees and charges listed below. We allocate the balance of your premium payments to the Subaccount(s) that you have selected.

    Annual Administrative Charge. We impose a $30 charge on your premium payment each Policy year. The charge is for our annual administrative expenses, including expenses for (1) premium billing and collection, (2) recordkeeping,
(3) processing death benefit claims, (4) cash surrenders, (5) Policy changes, and (6) reporting and other communications to Policyowners.

    Additional First Year Charge. We impose an additional charge in the first Policy year at the rate of $5 per $1,000 of initial face amount of insurance. The charge is for our administrative expenses in issuing the Policy, including expenses for (1) medical examinations, (2) insurance underwriting costs, and (3) processing applications and establishing permanent Policy records.

    Sales Load. We impose a sales charge in issuing a Policy. The charge in any year does not specifically correspond to our sales expenses for that year. The charge will not exceed the following percentages of the annual premium:


          Years                    Maximum Percentages
          -----                    -------------------

            1...............................30%
           2-4..............................10%
       5 and later...........................6%


    Premiums For Optional Insurance Riders. We will deduct from your premiums any premiums for any optional insurance riders that you have chosen.

    State Premium Tax Charge. This charge is 2% of the premium. Premium taxes vary from state to state. Two percent (2%) is the average rate we expect to pay.

    Risk Charge. We impose a maximum risk charge of 1.5% of the premium. The charge insures that the death benefit will always at least equal the guaranteed minimum death benefit.

    Other Charges. We may also deduct two other charges from your premium: (1) an extra premium if you are rated as having a high mortality risk, and (2) an additional charge for premiums if you pay premiums on other than an annual basis.

    We begin to accrue and deduct all of the above charges on a Policy's issue date. For the fiscal year ended December 31, 1999, we received a total of $9,792,586 for these charges.


    Deductions from the Value of Your Policy
    ----------------------------------------

    Mortality And Expense Risks Charges. We deduct from the value of your Policy a daily charge for the mortality and expense risks that we assume. We compute the charge at an effective annual rate of .50% of the value of Subaccount assets attributable to your Policy.

    The mortality risk that we assume is that the person named as the insured under the Policy will live for a shorter time than we have estimated. In that case, we will not receive enough premium to compensate us for the death benefit we must pay. The expense risk we assume is that the expenses we incur in issuing and administering the Policies will be greater than we have estimated.

    Cost Of Insurance Protection. We deduct a charge for the cost of insurance protection. This amount is determined by the insurance rates applicable to your Policy based upon your age, sex, and other factors as well as the net amount of insurance that is at risk (see "Deduction of Cost of Insurance Protection from Cash Value").

    Charges For Income Taxes. We do not currently charge for our corporate Federal income taxes that may be attributable to Separate Account B. However, we may impose such a charge in the future. We may also impose charges for other applicable taxes attributable to Separate Account B (see "FEDERAL INCOME TAX INFORMATION").


    Expenses Paid by the Funds
    --------------------------

    The Funds of Life Series Fund (singularly, "Fund," and collectively, "Funds") bear the cost of investment advisory and subadvisory fees, brokerage commissions, transfer taxes and other fees related to securities transactions. While you will not be required to pay any such expenses directly, they are indirectly passed on to you. They are reflected in the net asset value of each Fund's shares.


The following table shows the fees and expenses for each Fund that is available to you:

FUND ANNUAL EXPENSES
(AS A PERCENTAGE OF FUND AVERAGE NET ASSETS)



                                                                TOTAL FUND    FEE WAIVERS
                                    MANAGEMENT      OTHER        OPERATING    AND/OR EXPENSE     NET
                                      FEES(1)    EXPENSES(2)    EXPENSES(3)   ASSUMPTION(1),(2)  EXPENSES(3)
                                      -------    -----------    -----------   -----------------  -----------
Blue Chip Fund                          0.75%          0.06%          0.81%          N/A            N/A
Cash Management Fund                    0.75%          0.16%          0.91%          0.21%         0.70%
Discovery Fund                          0.75%          0.08%          0.83%          N/A            N/A
Focused Equity Fund                     0.75%          0.08%          0.83%          N/A            N/A
Government Fund                         0.75%          0.16%          0.91%          0.15%         0.76%
Growth Fund                             0.75%          0.06%          0.81%          N/A            N/A
High Yield Fund                         0.75%          0.07%          0.82%          N/A            N/A
International Securities Fund           0.75%          0.23%          0.98%          N/A            N/A
Investment Grade Fund                   0.75%          0.08%          0.83%          0.15%         0.68%
Utilities Income Fund                   0.75%          0.05%          0.80%          N/A            N/A


(1) For the fiscal year ended December 31, 1999, the Adviser waived Management Fees in excess of 0.60% for Cash Management Fund, in excess of 0.60% for Government Fund, in excess of 0.60% for Investment Grade Fund, and in excess of 0.60% for Utilities Income Fund. The Adviser has contractually agreed with Life Series Fund to waive Management Fees in excess of 0.60% for Cash Management Fund, in excess of 0.60% for Government Fund, and in excess of 0.60% for Investment Grade Fund for the fiscal year ending December 31, 2000.

(2) For the fiscal year ended December 31, 1999, the Adviser assumed certain Other Expenses in excess of 0.10% for Cash Management. The Adviser has contractually agreed with Life Series Fund to assume Other Expenses in excess of 0.10% for Cash Management Fund for the fiscal year ending December 31, 2000.

(3) Each Fund, other than International Securities Fund, has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Fund Operating Expenses or Net Expenses.

WHO WE ARE

    First Investors Life
    --------------------

    First Investors Life, 95 Wall Street, New York, New York 10005 , is a stock life insurance company incorporated under the laws of the State of New York in 1962. We write life insurance, annuities, and accident and health insurance. We assume all of the insurance risks under the Policy, and our assets support the Policy's benefits. At December 31, 1999, we had over $1.267 billion of assets and over $3.505 billion of life insurance in force. (See First Investors Life's financial statements under "Financial Statements.")

    First Investors Consolidated Corporation ("FICC") owns all of the outstanding stock of First Investors Life, First Investors Corporation ("FIC"), the underwriter of the policies sold by First Investors Life, and Administrative Data Management Corp., the transfer agent for Life Series Fund ("Transfer Agent"). FICC also owns all of the voting common stock of First Investors Management Company, Inc. ("FIMCO"), the adviser of the Life Series Fund. Mr. Glenn O. Head controls FICC and, therefore, controls First Investors Life and the other companies which are owned by FICC.

    We segregate the assets of Separate Account B from our other assets. The assets fall into two categories: (1) assets equal to our reserves and other liabilities under the Policies and (2) additional assets derived from expenses that we charge to Separate Account B. The assets equal to our Policy reserves and liabilities support the Policy. We cannot use these assets to satisfy any of our other liabilities. The assets derived from our charges do not support the Policy, and we can transfer these assets in cash to our General Account. Before making a transfer, we will consider any possible adverse impact that the transfer may have on Separate Account B.

    Separate Account B
    ------------------

    We established Separate Account B on June 4, 1985 under the provisions of the New York Insurance Law. Separate Account B is a separate investment account. Separate Account B has registered with the SEC as a unit investment trust under the 1940 Act.

    We allocate assets to Separate Account B to support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account B into a corresponding Fund at net asset value. Each Subaccount reinvests any distributions it receives from a Fund by purchasing additional shares of the distributing Fund at net asset value. Accordingly, we do not expect to pay you any capital distributions from the Policies. We value shares of the Funds that the Subaccounts hold at their net asset values.


    Life Series Fund
    ----------------

    Life Series Fund is an open-end management investment company registered under the 1940 Act. Life Series Fund consists of 13 separate Funds, ten of which are available to Policyowners of Separate Account B. Target Maturity 2007 Fund, Target Maturity 2010 Fund and Target Maturity 2015 Fund are the three Funds of Life Series Fund that are not available to Policyowners of Separate Account B. The Life Series Fund offers its shares only through the purchase of a Policy or a variable annuity contract. It does not offer its shares directly to the general public.

    FIMCO is the investment adviser of each Fund. The Adviser is a New York Corporation located at 95 Wall Street, New York, New York 10005. FIMCO and Life Series Fund have retained Wellington Management Company, 75 State Street, Boston, Massachusetts 02109 to serve as subadviser ("WMC" or "Subadviser") of the International Securities Fund and the Growth Fund, and Arnhold and S. Bleichroeder, Inc., 1345 Avenue of the Americas, New York, New York 10105 ("ASB" or Subadviser") to serve as the subadviser of the Focused Equity Fund. See the Life Series Fund Prospectus for more information about the Adviser and Subadvisers.

    RISK AND REWARD CONSIDERATIONS
    ------------------------------

      The Policy offers you not only insurance protection but also the opportunity to accumulate assets on a tax deferred basis by investing in the underlying investment options. However, there are several important factors that you should consider before making a decision to purchase a Policy.

      1. The Policy involves a long-term commitment on your part. Because most of the fees and charges are paid during the early years, you will generally lose money if you fail to make all premium payments required during the 12 year period. This is illustrated in the hypotheticals that appear at the end of this prospectus. Therefore, you should have the intention and financial ability to make all the required premium payments.

      2. With investment opportunity comes investment risk. Each Subaccount will fluctuate in value on a daily basis. The investment objectives, primary investment strategies, and primary risks of the underlying Funds are described in the attached Life Series prospectus.

      3. If you decide to take policy loans, you should be aware that they can have adverse consequences. Among other things, they reduce the death benefit and cash value of your Policy; they may undermine the growth potential of the cash value of your Policy; and they may result in taxable distributions to you if they exceed the cash value of a Policy as a result of a decline in the market value of the underlying investments or for any other reason (see the discussion on Policy Loans).

      4. A surrender of your Policy prior to maturity may have tax implications. You should carefully review the section on "FEDERAL INCOME TAX INFORMATION."


                              THE POLICY IN DETAIL

    The following discussion summarizes important provisions of the Policy offered by this Prospectus. The discussion generally assumes that premiums have been duly paid and there have been no Policy loans. The death benefit and cash value are affected if premiums are not duly paid or if a Policy loan is made.

YOUR PREMIUMS

    The Amount of Your Premiums
    ---------------------------

    Subject to our $600 minimum annual premium requirement (which does not include additional premiums for any riders that you may select other than Waiver of Premium), you decide how much you wish to pay in premiums. Once you have decided how much you wish to pay, the premium remains level for all 12 years that you are required to make premium payments. We can never increase the amount. We allocate assets to our General Account to accumulate as a reserve for the contingency that the insured will die when the Guaranteed Insurance Amount exceeds the death benefit payable without such guarantee. In setting premium rates, we took into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and a contribution to our surplus.

The Frequency Of Payment
------------------------

    You pay premiums under the Policy for only 12 years. You may choose to pay these premiums on an annual, semi-annual, quarterly or monthly due date measured from the date of issue of the Policy. Premium payments are due on or before the due dates at our Home Office. If you pay early, we will place your premium payment in our General Account and, on the day that it is due, we will allocate the premium to the Subaccount(s) that you selected.

    You will pay the lowest premium by paying annually. When you pay premiums on other than an annual basis, the aggregate premium amounts for a Policy year are higher, reflecting charges for loss of interest and additional billing and collection expenses. The following table illustrates these premium amounts. We deduct the additional charge from these premiums when we receive them.


                         PREMIUMS ON INSTALLMENT BASIS
                     (AS A PERCENTAGE OF AN ANNUAL PREMIUM)

                                                 AGGREGATE PREMIUMS
       FREQUENCY              EACH PREMIUM        FOR POLICY YEAR
       ---------              ------------       ------------------
       Annual................    100.00%              100.00%
       Semiannual............     51.00               102.00
       Quarterly.............     26.00               104.00
       Pre-authorized Monthly      8.83               105.96


    Under the pre-authorized monthly plan ("Lifeline"), your bank automatically makes an electronic funds transfer to us from your bank account to pay your premiums.


    Automatic Premium Loans to Pay Premiums
    ---------------------------------------

    Under the Automatic Premium Loan provision, you pay any premium not paid before the end of the grace period (see definition in "Other Provisions") by an automatic loan against the Policy. The Automatic Premium Loan provision is available only if:

    o you elect the Automatic Premium Loan provision in your application for the Policy or in a written request that we receive at our Home Office at any time when no premium is in default, and

    o the resulting Policy loan and loan interest to the next premium due date do not exceed the maximum loan value of your Policy (see "Policy Loans").

    You may revoke the Automatic Premium Loan Provision at any time by written request that we receive at our Home Office.

ALLOCATION OF YOUR NET PREMIUMS TO INVESTMENT OPTIONS

    When you purchase a Policy, you select the allocation of the net premium (premium less deductions) (see "The Charges And Expenses--Deductions from Premium Payments") to not more than five of the Subaccounts of Separate Account
B. You must allocate at least 10% of the net premium to each Subaccount you select. The actual allocation of net premium occurs on the Policy's issue date and at the beginning of each Policy year after that.

    We offer ten Subaccounts, from which you may select up to five. Each Subaccount in turn invests in the corresponding Fund of Life Series Fund. For information on the investment objectives, investment strategies, and investment risks of the Funds, see the Life Series Fund prospectus which is attached at the end of this prospectus.

    While your premium will never increase, the net amount which is invested in the subaccounts you select will increase over time, as charges and expenses decline. Thus, as time goes by, more of your premium will be invested. As an example, based on the Policies illustrated on page 25 through 27, we would allocate to the selected Subaccount(s) the following amounts for each Policy year:

                          MALE ISSUE         MALE ISSUE       MALE ISSUE
                            AGE 10             AGE 25           AGE 40
BEGINNING                $600 ANNUAL       $1,200 ANNUAL    $1,800 ANNUAL
OF POLICY                 PREMIUM FOR       PREMIUM FOR      PREMIUM FOR
  YEAR                   STANDARD RISK     STANDARD RISK    STANDARD RISK
---------                -------------     -------------    -------------

1........................  $170.81           $  508.46      $  927.23
2-4......................   489.00            1,008.00       1,527.00
5 and later..............   513.00            1,056.00       1,599.00

THE DEATH BENEFIT

    The death benefit is the amount we pay to your named beneficiary at the death of the person whom you name as the insured. It is the sum of the Guaranteed Insurance Amount (face amount of the Policy) plus, if positive, a Variable Insurance Amount that is based upon the performance of the Subaccounts that you have selected. We increase the death benefit to reflect (1) any insurance on the life of the insured that you may have added by rider and (2) any premium you have paid that applies to a period of time after the Insured's death. We reduce the death benefit to reflect (1) any Policy loan and loan interest and (2) any unpaid premium that applies to a period before the insured's death.

    Generally, we pay the death benefit within seven days after we receive all claim requirements at our Home Office located at 95 Wall Street, New York, NY 10005. We pay interest on death benefit proceeds from the date of death until we pay the death benefit. We pay this interest at the same annual rate that we pay on death benefit proceeds you leave on deposit with us under a Settlement Option. We may pay interest at a higher rate if the law requires.


    The Guaranteed Insurance Amount
    -------------------------------

    We guarantee that the death benefit on your policy will never be less than the Policy's face amount, which is the Guaranteed Insurance Amount. The Policy's face amount is constant throughout the life of the Policy. During the first Policy year, the death benefit is equal to the Guaranteed Insurance Amount. Thereafter, we determine the death benefit on each Policy anniversary by adding the Variable Insurance Amount, if positive, to the Guaranteed Insurance Amount. The death benefit then remains level during the following Policy year. The death benefit payable, therefore, depends on the Policy year in which the Insured dies.


    The Variable Insurance Amount
    -----------------------------

    The Variable Insurance Amount is based upon the investment results of the Subaccounts that you have selected. During the first Policy year, the Variable Insurance Amount is zero. On the first Policy anniversary, and on each anniversary thereafter, we determine your Variable Insurance Amount by comparing the Actual Rate of Return (the gross rate of return less all fees and charges) on your Subaccounts with an assumed rate of return of 4%, which we call the "Base Rate of Return."

    Your Variable Insurance Amount does not change if the Actual Rate of Return on all of your Subaccounts is exactly equal to the Base Rate of Return. Your Variable Insurance Amount increases if the Actual Rate of Return is greater than the Base Rate of Return. The Variable Insurance Amount decreases if the Actual Rate of Return is less than the Base Rate of Return. The difference between these rates of return, if any, is called the Differential Rate of Return. We set the Variable Insurance Amount on each Policy anniversary and do not change it until the next Policy anniversary.

    The amount by which your Variable Insurance Amount will increase or decrease during any policy year is determined by dividing the Differential Investment Return (the Differential Rate of Return times the Investment Base) for a policy year by the applicable net single premium rate that is specified in your Policy. Your policy includes a table of the applicable net single premium rates per $1.00 from ages 0 to 99. The net single premium increases as the Insured grows older, meaning that the Insured will receive less Variable Insurance per dollar of Differential Investment Return as the Insured grows older. The net single premium does not depend upon the risk classification of a Policy or any changes in the Insured's health after issue of a Policy. The net single premium will be lower for a Policy that we issue to a female than for a Policy that we issue to a male of the same age.

    The Variable Insurance Amount is calculated on a cumulative basis. This means that the amount reflects the accumulation of increases and decreases from past Policy years. The cumulative amount may be positive or negative, depending on the investment performance, while the Policy is in force, of the Subaccounts that you have selected. If the Variable Insurance Amount is negative, the death benefit is the Guaranteed Insurance Amount. In other words, the death benefit is never less than the Guaranteed Insurance Amount.

    The following example illustrates how the Variable Insurance Amount is calculated. For this example, we use the Policy illustration on page 26 for a male age 25, and assume a 12% hypothetical gross annual investment return (equivalent to an Actual Rate of Return of approximately .103823). The calculations are for policy years 6 and 12:

                                               CALCULATION OF CHANGE IN
                                                  VARIABLE INSURANCE
                                              AMOUNT AT END OF POLICY YEAR
                                                  6             12
                                              ----------------------------

(1) Cash Value at End of Prior Year........   $5,535.00     $18,327.00
(2) Net Premium............................    1,056.00       1,056.00
(3) Investment Base at Beginning of
    Current Policy Year: (1)+(2)...........    6,591.00      19,383.00
(4) Differential Rate of Return
    (.103823 - .04)........................     .063823        .063823
(5) Differential Investment Return: (3)x(4)     $420.66      $1,237.08
(6) Net Single Premium at
    End of Current Year....................     0.22416        0.27338
(7) Change in Variable Insurance
    Amount (to nearest dollar):
     (5)(divided by)(6)....................      $1,877         $4,525


    If the hypothetical gross annual investment return in the year illustrated had been 0% (equivalent to an Actual Rate of Return of approximately -1.445%), the results in the calculation above would have been as follows: the death benefit would have decreased by $1,601, and the death benefit for the end of Policy year 6 would have been $54,393.



YOUR CASH VALUE

    Determining Your Cash Value
    ---------------------------

    The cash value you have in your Policy will vary daily depending on the investment experience of the Subaccounts you have selected. (See "Valuation of Assets.") The cash value on any day within the policy year equals the cash value as of the end of the prior Policy year, plus the premiums that you have paid since the Policy's last anniversary, adjusted to reflect the Actual Rates of Return of the Subaccounts you have selected, less the cost of insurance protection.

    Assuming no partial surrenders or Policy Loans have been taken, the following example illustrates how the cash value of a Policy at the end of any year is calculated. For this example, we use the Policy illustration for a male issue age 25 on Page 26, and we assume a 12% hypothetical gross annual investment return (equivalent to an Actual Rate of Return of approximately 10.3823%). The "Investment Base" is the value of your investments on all Subaccounts you have selected. In this case, the cash value we show for the end of Policy year 5 increases to the amount we show for the end of Policy year 6 for the Policy, as follows:

    (1) Cash Value at End of Prior Year.....................     $5,535
    (2) Net Premium Paid by You.............................      1,056
    (3) Investment Base at Beginning of Current Policy
         Year 6: (1)+(2).....................................     6,591
    (4) Actual Rate of Return................................   .103823
    (5) Investment Return: (3)x(4)...........................       684
    (6) Benefit Base at End of Policy Year 6: (3)+(5)........     7,275
    (7) Cost of Insurance Protection During Policy Year 6....      (88)
    (8) Cash Value at End of Policy Year 6: (6)-(7)..........     7,187

    We do not guarantee that you will have any cash value in your Policy. The Policy offers the possibility of increased cash value resulting from good investment performance. However, there is no assurance that any increase will occur. It is also possible, due to poor investment performance, for the cash value to decline to the point of having no value or, in fact, a negative value. In that case, we would credit subsequent net premium payments and investment returns against the negative cash value. You bear all the investment risk.


    Deduction of Cost of Insurance Protection from Cash Value
    ---------------------------------------------------------

    Your cash value is reduced by an annual charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as our underwriting rules permit. We charge a higher gross premium for the person with the higher mortality risk.

    We currently use the 1980 Commissioners' Standard Ordinary Mortality Table to compute the cost of insurance protection for each Policy, with one exception. For mortality rates for extended term insurance, we use the Commissioners' 1980 Extended Term Table. For Policies issued prior to 1989, we use the 1958
Commissioners' Standard Ordinary Mortality Table to compute the cost of insurance protection for each Policy and the Commissioners' 1958 Extended Term Table for mortality rates for extended term insurance.

    In all cases, we base the cost of insurance protection on the net amount of insurance at risk (the Policy's face amount, plus the Variable Insurance Amount, minus the cash value) and the person's sex and attained age. The amount that we deduct each year is different, because the probability of death generally increases as a person's age increases. The net amount of insurance at risk may decrease or increase each year depending on the investment experience of the Subaccount(s) that you have selected.


    Accessing Your Cash Value
    -------------------------

        FULL OR PARTIAL SURRENDERS. You may surrender the Policy for its cash value at any time while the Insured is living. The amount payable will be the cash value that we next compute after we receive the surrender request at our Home Office. Surrender will be effective on the date that we receive both the Policy and a written request in a form acceptable to us.

    On any Policy anniversary, you may also make a partial surrender of the Policy by reducing the premium amount. We permit a partial surrender only if you

(1) have no outstanding policy loan and (2) have paid the new premium due on the Policy anniversary.

    We must receive all requirements for a partial surrender at our Home Office on or before the Policy anniversary. The partial surrender will be effective on the Policy anniversary. The amounts of the Guaranteed Insurance Amount (face amount of the Policy), death benefit, and cash value for the reduced Policy will be the same as they would have been had you paid the reduced premium from inception. We will pay the portion of the cash value of the original Policy that exceeds the cash value of the reduced Policy to you as a partial surrender. We will allocate the cash value of the reduced Policy among the Subaccounts in the same proportion as the allocation of the cash value of the original Policy.

    We will usually pay the surrender value within seven days. However, we may delay payment for the following reasons:

    o  a recent payment that you made by check has not yet cleared the bank,

    o we are not able to determine the amount of the payment because the New York Stock Exchange is closed for trading or the Commission determines that a state of emergency exists, or

    o for such other periods as the Commission may by order permit for the protection of security holders.

    We will pay interest if we delay payment of the surrender value beyond seven days. Under Federal tax laws, we may deduct withholding taxes from the surrender value.

        POLICY LOANS. You may borrow up to 75% of the cash value during the first three Policy years, or 90% of the cash value after the first three Policy years, if you assign your Policy to us as sole security. We charge interest daily at an effective annual rate of 6% compounded on each Policy anniversary. In general, we send the loan amount within seven days of receipt of the request. We will not permit a new loan unless it is at least $100, or unless you use it to pay premiums. You may repay all or a portion of any loan and accrued interest while the Insured is living and the Policy is in force.

    When you take out a loan, we transfer a portion of the cash value equal to the loan from the Subaccount(s) that you have selected to our General Account. We charge the loan to each Subaccount in the proportion which the value of each Subaccount bears to the cash value of the Policy as of the date of the loan. A Policy loan does not affect the amount of the premiums due. A Policy loan does, however, reduce the death benefit and cash value by the amount of the loan. A Policy loan may also permanently affect the death benefit above the Guaranteed Insurance Amount and the cash value, whether or not you repay the loan in whole or in part. This occurs because we will not credit Net Investment Return that the Subaccount(s) earn to the amount that we maintain in the General Account during the period that the loan is outstanding. Instead, we credit the amount in the General Account at the assumed interest rate of 4%, in accordance with the tabular cash value calculations that we have filed with the state insurance departments.

    A Policy loan will have a negative impact on the growth of the cash value during periods when the actual rates of return of the Subaccounts you have selected exceed the assumed rate of 4%. Recall that the death benefit is made up of two parts: the Guaranteed Insurance Amount and, if positive, the Variable Insurance Amount (see "The Guaranteed Insurance Amount" and "The Variable Insurance Amount"). The cash value and the Variable Insurance Amount, if any, depend on the Actual Rate of Return of the Subaccount(s). Thus, during periods of favorable investment return (an Actual Rate of Return greater than 4%), an outstanding Policy loan results in lower investment return than would have otherwise resulted in the absence of any indebtedness.

    For example, use the Policy for a male issue age 25 illustrated on Page 26, and assume a hypothetical 12% gross annual investment return and that you made a $3,000 Policy loan at the end of Policy year 9. For the end of Policy year 10, the death benefit and cash value would be $68,747 and $15,462, respectively. The differences between these amounts and the $69,495 death benefit and $15,653 cash value that appear on Page 26 for Policy year 10 result because the portion of the cash value equal to the indebtedness does not reflect the Subaccount(s)' Actual Rate of Return of approximately 10.3823%.

    Conversely, outstanding indebtedness will diminish the adverse effect on cash value during a period of unfavorable investment return (an Actual Rate of Return less than 4%). This is because the portion of the cash value that we transfer from the Subaccount(s) to the General Account will grow at the assumed rate of 4% even if Actual Rates of Return are below 4%. Thus, a Policy loan will tend to protect the cash value and Variable Insurance Amount from decreasing if the Actual Rate of Return is less than 4%.

    If you do not pay loan interest when it is due, we increase your loan by the amount of any unpaid interest, and we transfer an equivalent amount of cash value from the Subaccount(s) to the General Account. We credit loan repayments to each Subaccount in proportion to your allocation to each Subaccount as of the date of repayment.

    We subtract the amount of any outstanding loan plus interest from any death benefit or any surrender value that we pay. If your outstanding loan with accrued interest ever equals or exceeds the cash value, we will mail notice of such event to you and any assignee at the assignee's last known address. The Policy terminates 31 days after we mail such notice. The Policy does not terminate if you make a repayment within that 31-day period.

    Generally, on a Policy's termination or surrender, you pay income tax on the following:

    o  the surrender value, plus

    o  any outstanding Policy loan plus interest, if applicable, minus

    o  the total premiums that you paid on the Policy.

    Consult with your representative or tax adviser before taking Policy loans.


    Transferring Your Cash Value Among Investment Options
    -----------------------------------------------------

    Twice each Policy year, you may transfer part or all of your cash value from each Subaccount that you have selected to any other Subaccount or Subaccounts. You may make these transfers only if

    o  you allocate the cash value to no more than five of the Subaccounts, and

    o the allocation to any one Subaccount is not less than 10% of the cash value.


SETTLEMENT OPTIONS

    You or your named beneficiary may receive a single sum payment of Policy proceeds on the death of the Insured or surrender of the Policy. Alternately, you or your beneficiary may elect to apply all or a portion of the proceeds under any one of the fixed benefit settlement options that the Policy provides. Tax consequences may vary depending on the settlement option that the recipient chooses. The options are as follows:

    PROCEEDS LEFT AT INTEREST - Proceeds left on deposit with us to accumulate, with interest payable at a rate of 2 1/2% per year, which may be increased by additional interest.

    PAYMENT OF A DESIGNATED AMOUNT - Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 2 1/2% per year and any additional interest are exhausted.

    PAYMENT FOR A DESIGNATED NUMBER OF YEARS - Payments in installments for up to 25 years, including interest at a rate of 2 1/2% per year. Payments may increase by additional interest, which we would pay at the end of each installment year.

    LIFE INCOME, GUARANTEED PERIOD - Payments guaranteed for 10 or 20 years, as you elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which we would pay at the end of each installment year.

    LIFE INCOME, GUARANTEED RETURN - The sum of the payments made and any payments due at the death of the person on whom the payments are based, never to be less than the proceeds applied.

    LIFE INCOME ONLY - Payments made only while the person on whom the payments are based is alive.

OPTIONAL INSURANCE RIDERS

    The following optional provisions may be included in a Policy, in States where available, subject to the payment of an additional premium, certain age and insurance underwriting requirements, and the restrictions and limitations that apply to the Policy, as described above.


    Accidental Death Benefit
    ------------------------

    You may elect to obtain an Accidental Death Benefit rider if the Insured's age is 0 to 60. The rider provides for an additional fixed amount of death benefit in the event the Insured dies from accidental bodily injury while the Policy is in force and before the Policy anniversary when the Insured attains age 70. The premium is $1.75 per $1,000 of benefit and is payable for 12 years. The amount of the benefit is equal to the face amount of the Policy, but cannot exceed an amount equal to $200,000 minus the sum of the Insured's Accidental Death Benefit coverage in all companies.


    12 Year Level Term Rider
    ------------------------

    You may elect to obtain a 12 Year Level Term Insurance rider where the Insured is age 18 to 58 for an amount equal to (1) the Policy face amount or (2) two times the Policy face amount. The rider is convertible, without evidence of insurability, to a new Policy or other permanent plan of insurance. The amount of the insurance under the new Policy may be any amount up to the face amount of the rider. The conversion may occur at any time during the 12 years of rider coverage, but not later than the Policy anniversary when the Insured reaches age 65.


    Waiver Of Premium
    -----------------

    You can choose to obtain a Waiver of Premium rider where the Insured is age 15 to 55. Under the rider, the Company will waive all premiums falling due after the date of commencement of the disability and for as long as the disability continues. Disability, for this purpose, means the Insured's total disability
(1) commencing before the Policy anniversary when the Insured reaches age 60 and
(2) continuing for six months.


    Payor Benefit
    -------------

    You can also choose to obtain a Payor Benefit rider where the Insured is age 0 to 14 and you are age 18 to 55. It provides insurance on the life of the person who is responsible for paying the premiums. If you die or become disabled before reaching age 60 and before the Insured is age 21, the Company waives all premiums that become due before the Insured's age 21.


OTHER PROVISIONS

    Age And Sex
    -----------

    If you have misstated the age or sex of the Insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex.


    Assignment
    ----------

    You may transfer ownership of your Policy from yourself to someone else. However, the assignment is not binding on us, unless it is in writing and filed with us at our Home Office. We assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when you made the assignment. The assignee receives any sum payable to the extent of his or her interest.


    Beneficiary
    -----------

    This is the person you designate in the Policy to receive death benefits upon the death of the Insured. You may change this designation, during the Insured's lifetime, by filing a written request with our Home Office in a form acceptable to us.


    Cancellation Rights
    -------------------

    You have a limited right to cancel and return the Policy to us, or our representative through whom you bought the Policy. You must submit a written request for cancellation. You may examine and return the Policy within ten days after you receive the Policy or notice of right of withdrawal. You may also return the Policy within 45 days after completion of Part I of the application for the Policy. In either case, you obtain a full refund of the premiums that you paid.


    Default And Options On Lapse
    ----------------------------

    A premium is in default if you do not pay it on or before its due date. The insurance continues in force during the 31-day grace period (see "Grace Period" below). However, if the Insured dies during the grace period, we deduct from the death benefit the portion of the premium applicable to the period from the premium due date to the end of the Policy month in which death occurs.

    We apply the Policy's cash value minus any loan and interest to purchase continued insurance, if you do not surrender a Policy within 60 days after the date of default. You may choose either reduced paid-up whole life insurance or extended term insurance for the continued insurance. Under the Policy, you automatically have the extended term insurance if you make no choice. However, that option is available only in standard risk cases. If we rated the Policy for extra mortality risks, the paid-up insurance is the automatic option. Both options are for fixed life insurance, and neither option requires the further payment of premiums.

    The reduced paid-up whole life insurance option provides a fixed and level amount of paid-up whole life insurance. The amount of coverage is the amount that the surrender value purchases on the date the option becomes effective. The extended term insurance option provides a fixed and level amount of term insurance equal to the death benefit (minus any indebtedness) as of the date the option becomes effective. The insurance coverage under this option continues for as long a period as the surrender value on such date purchases.

    For example, use the Policy for a male issue age 25 illustrated on Page 26 and assume the 0% and 12% hypothetical gross annual investment returns. If an option became effective at the end of Policy year 5, the fixed insurance coverage under these Policies would be as follows:

                                        0%                  12%
                                      ------              -------
   Cash Value......................  $ 3,992              $ 5,535
   Reduced Paid-up Insurance.......   18,406               25,521
                                     for life             for life
   Extended Term Insurance.........   51,908               55,994
                                    for 25 years         for 29 years

    You may surrender a Policy continued under either option for its cash value while the Insured is living. You may make a loan under the reduced paid-up whole life insurance option, but not under the extended term insurance option.


    Exchange Privilege
    ------------------

    The exchange privilege allows you to exchange the Policy for a permanent fixed life insurance policy on the Insured's life. The exchange privilege is available:

    o within the first 24 months after the issue Policy's date, if you have duly paid all premiums, or

    o if any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions.

    You do not need to provide evidence of insurability to exercise this privilege. The new policy has a level face amount equal to the face amount of the Policy. It also has the same benefit riders, issue dates, and risk classification for the Insured as the Policy does. We base premiums for the new policy on the premium rates for the new policy that were in effect on the Policy date. You may elect either a continuous-premium policy or a limited-payment policy for your exchanged policy.

    In some cases, we may adjust the cash on exchange. The adjustment equals the Policy's surrender value minus the new policy's tabular cash value. If the result is positive, we pay that amount to you. If the result is negative, you pay that amount to us. We will determine the amount of a cash adjustment as of the date we receive the Policy and written request at our Home Office.

    If we do not issue a Policy for any reason, we refund to the applicant the amount of the premium without interest.


    Grace Period
    ------------

    With the exception of the first premium, we allow a Grace Period of 31 days for payment of each premium after it is due. The Policy continues in force during the Grace Period unless you surrender it.


    Incontestability
    ----------------

    Except for nonpayment of premiums, we do not contest the validity of the Policy and its riders after it has been in force during the lifetime of the Insured for two years from the Date of Issue.


    Payment and Deferment
    ---------------------

    We will usually pay the death benefit, surrender value, or loan proceeds within seven days after we receive all documents required for such payments. However, we may delay payment if (1) a recent payment by check has not yet cleared the bank, (2) we cannot determine the amount because the New York Stock

Exchange is closed for trading, or (3) the Commission determines that a state of emergency exists.

    Under a Policy continued as paid-up or extended term insurance, we may defer the payment of the surrender value or loan proceeds for up to six months. If we postpone the payment more than 30 days, we will pay interest at a rate of not less than 3% per year on the Surrender Value. We will pay the interest from the date of surrender to the date we make payment.


    Payment of Dividends
    --------------------

    The Policies do not provide for dividend payments. Therefore, they are "non-participating" in the earnings of First Investors Life.


    Policy Years and Anniversaries
    ------------------------------

    We measure Policy years and anniversaries from the Date of Issue of the Policy which will generally be the date on which we approve the application. The Date of Issue may be backdated on your request to save age. However, the Date of Issue cannot be earlier than either (1) the date you sign the application or (2) a date 15 days before the date on which we approve the application. Each Policy year will commence on the anniversary of the Date of Issue.


    Reinstatement
    -------------

    You may reinstate a Policy that you did not surrender for its cash value within five years from the date of default, in accordance with the Policy. To reinstate, you must present evidence of insurability acceptable to us, and you must pay to us the greater of:

    (1)(a) all premiums from the date of default with interest to the date of reinstatement, plus (b) any Policy debt (plus interest to the date of reinstatement) in effect when you continued the Policy as paid up insurance or extended term insurance; or

    (2) 110% of the increase in cash value resulting from reinstatement.

    To reinstate, you must also pay us any Policy debt that arose after the continuation of the Policy as paid up insurance. We calculate interest on any such debt at the rate of 6% per year compounded annually.


    Suicide
    -------

    If the Insured commits suicide within two years from the Policy's date of issue, our liability under the Policy is limited to all premiums paid less any indebtedness.


    Valuation Of Assets
    -------------------

    We determine the value of the assets of each Subaccount as of the close of business on each business day. We value shares of the underlying Fund at the net asset value per share as determined by the Fund. The Fund determines the net asset value of a Fund's share as described in Life Series Fund's Prospectus.


                         FEDERAL INCOME TAX INFORMATION


    We base this discussion on current federal income tax law and interpretations. It assumes that the policyowner is a natural person who is a U.S. citizen and U.S. resident. The tax effect on a corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. The law and interpretations could change, possibly retroactively. The discussion is general in nature. We do not intend it as tax advice, for which you should consult a qualified tax adviser.

    We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because the Policy meets the definition of life insurance in Section 7702(a) of the Internal Revenue Code of 1986, as amended (the "Code") and the investments of the Subaccounts satisfy the investment diversification requirements of Section 817(h) of the Code. Consequently:

    o  the death benefit will not be subject to federal income tax;

    o you will generally not be taxed on the growth of the cash value of the Policy, if any, that is attributable to the investments in the underlying investment portfolios (this is known as the "inside build-up"), unless or until there is a full or partial surrender of the Policy; and

    o transfers among the investment subaccounts will not be subject to federal income tax, unless or until there is a full or partial surrender of the Policy.

    Qualification as a life insurance contract for Federal income tax purposes depends, in part, upon the satisfaction by the Subaccounts of Separate Account B of certain investment diversification requirements in Section 817(h) of the Code. We expect that the Adviser will continue to manage the assets of the Funds in a manner that complies with these diversification requirements. A Policy that invests in a Fund that fails to meet diversification requirements will not receive tax treatment as a life insurance contract for the period of such diversification failure, and any subsequent period.

    The Treasury Department has stated that it may issue guidelines that limit a Policyowner's control of investments underlying a variable life insurance policy. If a Policy failed to meet those guidelines, you would be taxed on the Policy's current income. The Treasury Department has said informally that those guidelines may limit the number of investment funds and the frequency of transfers among those funds. The issuance of such guidelines may require us to limit your right to control the investment. The guidelines may apply only prospectively, although they could apply retroactively if they do not reflect a new Treasury Department position.

    We do not believe that any Policy will be a "modified endowment contract" at issuance, within the meaning of Section 7702A of the Code. A modified endowment contract is a life insurance policy under which the total premiums paid, at any time during the first seven years of the policy, exceed the premiums that would have been paid by that time under a similar fixed-benefit life insurance policy designed to provide for paid-up future benefits after the payment of seven equal annual premiums. This is called the "seven-pay" test.

    Whenever there is a "material change" under a Policy, the Policy is generally subject to a new seven-pay test during the next seven years to determine whether it is a modified endowment contract. A material change for these purposes could occur because of a change in death benefit, and because of certain other changes.

    If your Policy's benefits are reduced during its first seven years (or within seven years after issuance or a material change), we will redetermine the seven-pay test based on the reduced level of benefits and apply the new test to all prior premium payments. Such a reduction in benefits could include a decrease in face amount, a partial surrender, or a termination of additional benefits under a rider. If the premiums that you previously paid are at any time greater than the recalculated limit under the seven-pay test, we will treat the Policy as a modified endowment contract from that time forward.

    A Policy that you receive in exchange for a modified endowment contract will also be a modified endowment contract.

    Any distribution from a Policy that is a modified endowment contract will be taxed on an "income-first" basis. A distribution, for this purpose, includes a loan or surrender. "Income first" means that the distribution is taxed to the extent that your cash value exceeds your basis in the Policy (premiums paid less previous distributions that were not taxable). Premiums paid, for this purpose, include loans that have been taxable as income because of the Policy's modified endowment contract status. An additional 10% tax will also be imposed on any amount so taxed, subject to certain exceptions for distributions:

    o  before you reach age 59-1/2,

    o  in case of disability as defined in the Code, or

    o received as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

    All modified endowment contracts that we (or our affiliates) issue to you during any calendar year generally will be treated as one Policy under the modified endowment contract rules. You should consult your tax adviser if you have questions regarding the possible impact of the modified endowment contract rules on your Policy.

    If a Policy is not a modified endowment contract, Policy loans will be treated as indebtedness, and no part of such loans will be subject to current federal income tax. In addition, the interest on such loans generally will not be deductible. If you surrender your Policy while a loan is outstanding, the amount of the loan will be treated as a partial surrender. You should be aware that if the cash value of your Policy falls below the aggregate amount of loans outstanding, as the result of the fluctuation in the value of the underlying portfolios or otherwise, the entire Policy may terminate. In that case, all loans will be taxable to the extent they exceed premiums paid.

    If you make a partial surrender after the first 15 Policy years, the distribution will not be subject to federal income tax except to the extent that it exceeds your basis in the Policy. During the first 15 Policy years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your cash value exceeds your basis.

    Upon surrender of a Policy, taxation of the Surrender Value depends on the Payment Option that you have selected. If payment is in one sum, you are taxed on the income in the Policy at the time payment is made. If payment is in installments, you may be taxed:

    o on all or a portion of each installment until the income in the Policy has been paid,

    o  only after all your basis in the Policy has been paid, or

    o  on a portion of each payment.

    You should consult your tax adviser if you have questions about the taxation of a Policy surrender.

    Under the Code, we must generally withhold income tax from the taxable portion of the distribution that we pay upon surrender of a Policy. We will not withhold, if you so request in writing, before the payment date. Failure to withhold or withholding of an insufficient amount may subject you to taxation. In addition, insufficient withholding and insufficient estimated tax payments may subject you to penalties.

    The Life Series Fund sells its shares to more than one separate account funding variable annuity contracts or variable life insurance policies. Consequently, violation of the Federal tax laws by another separate account investing in Life Series Fund could cause the Policies funded through Separate Account B to lose their tax-deferred status. Such a result might cause us to take remedial action.

    We are taxed as a "life insurance company" under Subchapter L of the Code. Under the applicable provisions of the Code, we include our variable life insurance operations in our Federal income tax return. Currently, we do not make any charge against the Subaccount(s) for our Federal income taxes attributable to the Subaccount(s). However, we may make such charges in the future. Any such charges against a Subaccount would reduce its Net Investment Return.

    Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant.

    If we make any tax charges in the future, we will accumulate them daily and transfer them from the Subaccount(s) to our General Account. We will retain any investment earnings on tax charges accumulated in the Subaccount(s).


                           OUR OFFICERS AND DIRECTORS


NAME            OFFICE        PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
----            ------        ----------------------------------------

Dori Allen      Associate     Associate Counsel, First Investors Life since
                Counsel       May 1998; Staff Attorney since February 1997;
                and Staff     Supervisor,   Toxic   Tort     Unit,   Claims
                Attorney      Administration    Corporation,    New   York,
                              prior thereto.

Jay G. Baris    Director      Partner, Kramer Levin Naftalis & Frankel LLP,
                              New York,  Attorneys;  Secretary and Counsel,
                              First  Financial  Savings Bank,  S.L.A.,  New
                              Jersey.

Carol Lerner    Secretary     Assistant  Secretary,  FIC;  Secretary, FIMCO
Brown                         and FICC.

Glenn T. Dallas Director      Retired since April  1996; Division President
                              and  Senior  Vice  President,   ADT  Security
                              Systems,   Parsippany,   New  Jersey,   prior
                              thereto.

William H.      Director      President since January 2000, First Investors
Drinkwater      and           Life; First Vice President and Chief Actuary,
                President     First Investors Life,  prior thereto.

Lawrence M.     Senior        Senior Vice President and  Comptroller, First
Falcon          Vice          Investors Life.
                President
                and
                Comptroller

Richard H.      Director      Consultant  since  January  2000;  President,
Gaebler                       First Investors Life, prior thereto.

Glenn O. Head   Chairman      Chairman and Director, FICC, FIMCO and FIC.
                and
                Director

Kathryn S. Head Director      President and  Director, FICC and FIMCO; Vice
                              President  and  Director,  FIC;  Chairman and
                              Director,   First   Financial  Savings  Bank,
                              S.L.A.

                           OUR OFFICERS AND DIRECTORS

NAME               OFFICE        PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
----               ------        ----------------------------------------

Scott Hodes        Director   Partner, Ross  & Hardies, Chicago,  Illinois,
                              Attorneys.

William M.         Vice       Chief Financial  Officer,  FIC since December
Lipkus             President  1997, FICC  since June  1997; Vice President,
                   and Chief  First  Investors Life  since May 1996;  Chief
                   Financial  Financial  Officer  since   May  1998;  Chief
                   Officer    Accounting Officer since June 1992.

Joseph J. Rao      Actuary    Actuary,  First  Investors Life since October
                              1999;  Associate Actuary,  New York Life from
                              October 1998 to October 1999;  Assistant Vice
                              President  and  Actuary,  Mutual  Life of New
                              York, prior thereto.

Jackson Ream       Director   Retired  since  January  1999;  Senior   Vice
                              President, NationsBank, NA, Dallas, Texas prior thereto.

Nelson             Director   Partner,  Weiss,  Peck  &  Greer,  New  York,
Schaenen Jr.                  Investment Managers.

Karen T.           Assistant  Assistant  Vice  President  since  May  1999;
Slattery           Vice       Senior  Underwriter,  First  Investors  Life,
                   President  prior thereto

Martin A. Smith    Vice       Vice  President,  First  Investors Life since
                   President  February 1998;  Vice  President,  The  United
                              States Life Insurance Company, New York, prior thereto.

Ada M. Suchow      Vice       Vice President, First Investors Life.
                   President

John T.            Director   Director,  FIMCO  and  FIC;   Of  Counsel  to
Sullivan                      Hawkins,   Delafield    &   Wood,   New York,
                              Attorneys.

Clark D. Wagner    Director   Chief Investment Officer, FIMCO and Executive
                              Investors  Management  Company,   Inc.;  Vice
                              President,    First   Investors   Multi-State
                              Insured Tax Free Fund,  First  Investors  New
                              York Insured Tax Free Fund,  Inc.,  Executive
                              Investors Trust,  First Investors  Government
                              Fund,  Inc.,  First Investors Series Fund and
                              First Investors Insured Tax Exempt Fund, Inc.


    Gulf Insurance Company has issued a fidelity bond for $5,000,000 covering our officers and employees. Great American Insurance Companies has issued a directors and officers liability policy for $3,000,000 covering our directors and officers.

    In addition to Separate Account B, First Investors Life also maintains First Investors Life Variable Annuity Fund A, First Investors Life Variable Annuity Fund C and First Investors Life Variable Annuity Fund D. We offer variable annuity contracts supported by Variable Annuity Fund A through its own prospectus and by Variable Annuity Funds C and D through a combined prospectus.

                               OTHER INFORMATION

VOTING RIGHTS


    Because the Life Series Fund is not required to have annual shareholder meetings, policyowners generally will not have an occasion to vote on matters that pertain to the Life Series Fund. In certain circumstances, the Fund may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment objectives or investment policies without the approval of a majority vote of that Fund's shareholders in accordance with the 1940 Act. Thus, if the Fund sought to change a fundamental investment objective or policy, policyowners would have an opportunity to provide voting instructions for shares of a Fund held by a Subaccount in which their Policy invests.

    We will vote the shares of any Fund held in a corresponding Subaccount or directly, at any Fund shareholders meeting as follows:

    o  shares   attributable  to   Policyowners   for  which  we  have  received
       instructions, in accordance with the instructions;

    o shares attributable to Policyowners for which we have not received instructions, in the same proportion that we voted shares held in the Subaccount for which we received instructions; and

    o shares not attributable to Policyowners, in the same proportion that we have voted shares held in the Subaccount attributable to Policyowners for which we have received instructions.

    We will vote Fund shares that we hold directly in the same proportion that we vote shares held in any corresponding Subaccounts that are attributable to Policyowners and for which we receive instructions. However, we will vote our own shares as we deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that we hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum.

    We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by Life Series Fund.

    We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.

    The voting rights that we describe in this Prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, we reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in our own right, to the extent permitted by law.


RESERVATION OF RIGHTS


    We also reserve the following rights, subject to compliance with applicable law, including any required approval of Policyowners:

    o to invest the assets of Separate Account B in the shares of any investment company or series thereof or any investment permitted by law;

    o to transfer assets from Separate Account B to another separate account, with appropriate adjustments to avoid odd lots and fractions;

    o to operate Separate Account B as a "management company" under the 1940 Act, or in any other form permitted by law (we or our affiliate would serve as investment adviser);

    o  to deregister Separate Account B under the 1940 Act; and

    o to operate Separate Account B under the general supervision of a committee any or all of whose members may be interested persons (as defined in the 1940 Act) of First Investors Life or an affiliate, or to discharge the committee.


DISTRIBUTION OF POLICIES

    We sell the Policies solely through individuals who, in addition to being licensed insurance agents of First Investors Life, are registered representatives of FIC, which is an affiliate of First Investors Life. FIC is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers. FIC's executive offices are located at 95 Wall Street, New York, NY 10005. We pay these agents a commission of 28.55% of the first year premium payment and 1% of the premium payments for years 2 through 12. For the fiscal years ended December 31, 1997, 1998 and 1999, FIC received fees of $4,487,918, $5,121,393 and $5,555,910, respectively, in connection with the distribution of Policies in a continuous offering. First Investors Life has reserved the right to sell the Policies directly.

    We offer the Policies for sale in Alabama, Alaska, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Iowa, Illinois, Indiana, Kentucky, Louisiana, Maine, Massachusetts, Maryland, Michigan, Minnesota, Missouri, Mississippi, Nebraska, Nevada, New Jersey, New Mexico, New York, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Virginia, Washington, West Virginia, Wisconsin and Wyoming.


CUSTODIAN

    Subject to applicable laws and regulations, we are the custodian of the securities of the Subaccounts. We maintain the records and accounts of Separate Account B.


REPORTS

    At least once each Policy year, we mail a report to the Policyowner within 31 days after the Policy anniversary. We mail the report to the last address known to us. The report shows (1) the death benefit, (2) the cash value, (3) the policy debt on the anniversary and (4) any loan interest for the prior year. The report also shows your allocation among the Subaccounts on that anniversary. We will not send a report if the Policy is continued as reduced paid-up or extended term insurance.


STATE REGULATION

    We are subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Insurance Department. We file an annual statement in a prescribed form with the Department of Insurance each year covering our operations for the preceding year and our financial condition as of the end of such year.

    Our books and accounts are subject to review by the Insurance Department at any time. The Department conducts a full examination of our operations periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies except to determine compliance with the requirements of the New York Insurance Law. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

EXPERTS

    Tait, Weller & Baker, independent certified public accountants have examined the financial statements included in this Prospectus. We include the financial statements in reliance upon the authority of said firm as experts in accounting and auditing.


RELEVANCE OF FINANCIAL STATEMENTS

    You should consider our financial statements, which appear in this Prospectus, only as bearing on our ability to meet our obligations to Policyowners under the Policies. You should not consider our financial statements as bearing on the investment performance of the Subaccount(s). Only the investment results of the Subaccount(s) affect the values of Policyowner interests under the Policies.



                        ILLUSTRATIONS OF DEATH BENEFITS,
                      CASH VALUES AND ACCUMULATED PREMIUMS

    The tables on Pages 25 to 27 illustrate the way the Policy operates. They show how the death benefit and the cash value may vary over an extended period of years. The tables are based on assumed annual premiums of $600 for a 10 year old male, $1,200 for a 25 year old male, and $1,800 for a 40 year old male. The tables assume that premiums are paid in one lump sum promptly at the beginning of each year. The tables assume a standard risk classification. The tables assumes that each Subaccount will experience hypothetical rates of investment return (I.E., investment income and capital gains and losses, realized or unrealized) equivalent to constant hypothetical gross annual investment returns of 0%, 6% and 12%.


The death benefit and cash value for the Policy would be different from those shown:

    o  if you spread the payment of premiums over the year, or

    o if the gross annual rates of return applicable to the Policy average 0%, 6%, and 12% over a period of years, but nevertheless fluctuate above or below that average for individual Policy years.

The cash values and death benefits shown in the illustrations assume the deduction of all fees and charges. When we take all fees and charges into account, the hypothetical gross annual investment returns of 0%, 6%, and 12% correspond to Actual Rates of Return of approximately -1.445%, 4.4687%, and 10.3823%, respectively.


For purposes of the illustration, we have assumed:


    o a daily charge to the Subaccount(s) for mortality and expense risks equivalent to an annual charge of 0.50% at the beginning of each year,

    o  a premium tax of 2.00% on each premium payment,

    o an investment advisory fee of 0.75% of each Fund's average daily net assets, and

    o  other expenses of 0.20% of each Fund's average daily net assets.

    The assumed other expenses of 0.20% exceed the average of the actual other expenses of all of the Funds combined. Certain of the Funds had actual expenses greater than 0.20%. As of December 31, 1999, International Securities Fund had other expenses of 0.23%.

    The tables also reflect that we currently make no charge to the Subaccount(s) for our corporate Federal income taxes. However, we may make such charges in the future. If we do, a Policy would need higher hypothetical gross annual investment returns greater than 0%, 6%, and 12% to produce, on an after tax basis, the results shown.

    We have included a column captioned "Total Premiums Paid Plus Interest at 5%" in each table to show you the amount that would accumulate if the annual premium (gross amount) that you allocated to the Subaccounts earned interest, after taxes, at 5% compounded annually.

                             ----------------------

    We will furnish, upon request, a comparable illustration using the proposed Insured's age and the face amount or premium amount that you request. The illustration will assume that you pay premiums on an annual basis and that the proposed Insured is a standard risk. In addition, we will include a comparable illustration, reflecting the Insured's risk classification if other than standard, at the delivery of the Policy, if you make a purchase.



                                          MALE ISSUE AGE 10
                                $600 ANNUAL PREMIUM FOR STANDARD RISK
                          $39,638 FACE AMOUNT (GUARANTEED INSURANCE AMOUNT)

                             TOTAL             DEATH BENEFIT                 CASH VALUES
END OF                     PREMIUMS     ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS
POLICY       PREMIUM       PAID PLUS      ANNUAL RATES OF RETURN OF    ANNUAL RATES OF RETURN OF
 YEAR          DUE      INTEREST AT 5%        0%       6%      12%          0%       6%      12%
---------   ---------   --------------  ---------------------------- ---------------------------

  1          $600        $    630        $39,638  $39,645 $ 39,729     $   138   $  148  $  158
  2           600           1,291         39,638   39,669   40,061         586      633     682
  3           600           1,986         39,638   39,710   40,642       1,023    1,136   1,256
  4           600           2,715         39,638   39,767   41,482       1,450    1,656   1,884
  5           600           3,481         39,638   39,841   42,599       1,889    2,219   2,597
  6           600           4,285         39,638   39,932   44,005       2,316    2,800   3,375
  7           600           5,129         39,638   40,039   45,711       2,734    3,402   4,227
  8           600           6,016         39,638   40,161   47,732       3,143    4,026   5,160
  9           600           6,947         39,638   40,299   50,081       3,547    4,676   6,184
 10           600           7,924         39,638   40,453   52,774       3,946    5,354   7,309

 15             0          11,608         39,638   41,363   70,965       4,473    7,632  13,094

 20             0          14,816         39,638   42,310   95,773       4,010    9,176  20,771

 25             0          18,909         39,638   43,278  129,224       3,610   11,076  33,073

 30             0          24,133         39,638   44,269  174,378       3,244   13,343  52,561

Attained Age
 65             0          81,723         39,638   49,597  785,431       1,685   30,247 479,001


The  hypothetical  gross  annual  rates of return  shown in the  illustration  and  elsewhere in the prospectus are illustrative only and are not  representations of past or future rates of return. The cash  values and death  benefits  shown in the  illustration  assume the  deduction  of all fees and charges  and that no  Policy  Loans  have been  taken.  Actual  rates  may be  higher or lower  than hypothetical rates and will depend on a number of factors, including the investment allocations made by a policy owner,  the frequency of premium  payments  chosen and the investment  experience of the
Policy's Subaccounts.  The death benefits and cash values would be different from those shown if the average of the actual gross annual rates of return over a period of years equaled  those shown,  but the rates varied from year to year. They would also be different if any Policy Loan were made during the period. No  representations  can be made that those hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                          MALE ISSUE AGE 25
                               $1,200 ANNUAL PREMIUM FOR STANDARD RISK
                          $51,908 FACE AMOUNT (GUARANTEED INSURANCE AMOUNT)

                             TOTAL             DEATH BENEFIT                   CASH VALUES
END OF                     PREMIUMS     ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
POLICY       PREMIUM       PAID PLUS      ANNUAL RATES OF RETURN OF      ANNUAL RATES OF RETURN OF
  YEAR         DUE      INTEREST AT 5%       0%       6%         12%            0%       6%     12%
--------    ---------   -------------- ---------  -------   ---------    --------------------------
  1        $1,200        $  1,260        $51,908  $51,921   $  52,078     $    409  $   439  $  469
  2         1,200           2,583         51,908   51,955      52,558        1,308    1,423   1,542
  3         1,200           3,972         51,908   52,011      53,359        2,197    2,454   2,727
  4         1,200           5,431         51,908   52,088      54,495        3,076    3,532   4,037
  5         1,200           6,962         51,908   52,188      55,994        3,992    4,710   5,535
  6         1,200           8,570         51,908   52,308      57,870        4,897    5,941   7,187
  7         1,200          10,259         51,908   52,450      60,141        5,791    7,226   9,008
  8         1,200          12,032         51,908   52,612      62,823        6,673    8,568  11,014
  9         1,200          13,893         51,908   52,794      65,934        7,544    9,969  13,222

 10         1,200          15,848         51,908   52,996      69,495        8,404   11,430  15,653

 15             0          23,217         51,908   54,188      93,429        9,524   16,333  28,161

 20             0          29,631         51,908   55,430     126,119        8,504   19,562  44,508

 25             0          37,818         51,908   56,702     170,313        7,539   23,273  69,903

 30             0          48,266         51,908   58,005     230,101        6,628   27,467 108,958

Attained Age
 65             0          78,620         51,908   60,711     420,822        4,947   37,025 256,641

The  hypothetical  gross  annual  rates of return  shown in the  illustration  and  elsewhere in the prospectus are illustrative only and are not  representations of past or future rates of return. The cash  values and death  benefits  shown in the  illustration  assume the  deduction  of all fees and charges  and that no  Policy  Loans  have been  taken.  Actual  rates  may be  higher or lower  than hypothetical rates and will depend on a number of factors, including the investment allocations made by a policy owner,  the frequency of premium  payments  chosen and the investment  experience of the
Policy's Subaccounts.  The death benefits and cash values would be different from those shown if the average of the actual gross annual rates of return over a period of years equaled  those shown,  but the rates varied from year to year. They would also be different if any Policy Loan were made during the period. No  representations  can be made that those hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                          MALE ISSUE AGE 40
                               $1,800 ANNUAL PREMIUM FOR STANDARD RISK
                          $47,954 FACE AMOUNT (GUARANTEED INSURANCE AMOUNT)

                             TOTAL             DEATH BENEFIT                   CASH VALUES
END OF                     PREMIUMS     ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
POLICY      PREMIUM       PAID PLUS      ANNUAL RATES OF RETURN OF      ANNUAL RATES OF RETURN OF
 YEAR         DUE      INTEREST AT 5%        0%        6%       12%           0%       6%      12%
--------   ---------   --------------  ------------------------------  ---------------------------
  1        $1,800        $  1,890        $47,954  $47,968  $ 48,144     $    762 $    817  $   872
  2         1,800           3,874         47,954   48,002    48,621        2,097    2,289    2,488
  3         1,800           5,958         47,954   48,056    49,393        3,406    3,819    4,263
  4         1,800           8,146         47,954   48,129    50,473        4,689    5,409    6,211
  5         1,800          10,443         47,954   48,222    51,886        6,020    7,138    8,431
  6         1,800          12,856         47,954   48,335    53,645        7,328    8,937   10,869
  7         1,800          15,388         47,954   48,467    55,766        8,615   10,809   13,548
  8         1,800          18,048         47,954   48,617    58,266        9,884   12,760   16,491
  9         1,800          20,840         47,954   48,786    61,164       11,137   14,792   19,724
 10         1,800          23,772         47,954   48,973    64,480       12,375   16,911   23,276

 15             0          34,825         47,954   50,080    86,798       13,764   23,714   41,101

 20             0          44,447         47,954   51,233   117,342       11,963   27,690   63,419

 25             0          56,727         47,954   52,416   158,741       10,274   31,966   96,809

 30             0          72,399         47,954   53,630   214,919        8,695   36,402  145,879

Attained Age
 65             0          56,727         47,954   52,416   158,741       10,274   31,966   96,809

The  hypothetical  gross  annual  rates of return  shown in the  illustration  and  elsewhere in the prospectus are illustrative only and are not  representations of past or future rates of return. The cash  values and death  benefits  shown in the  illustration  assume the  deduction  of all fees and charges  and that no  Policy  Loans  have been  taken.  Actual  rates  may be  higher or lower  than hypothetical rates and will depend on a number of factors, including the investment allocations made by a policy owner,  the frequency of premium  payments  chosen and the investment  experience of the
Policy's Subaccounts.  The death benefits and cash values would be different from those shown if the average of the actual gross annual rates of return over a period of years equaled  those shown,  but the rates varied from year to year. They would also be different if any Policy Loan were made during the period. No  representations  can be made that those hypothetical rates of return can be achieved for any one year or sustained over any period of time.


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
First Investors Life Insurance Company
New York, New York

    We have audited the accompanying balance sheets of First Investors Life Insurance Company as of December 31, 1999 and 1998, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Insurance Company as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with generally accepted accounting principles.

                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 18, 2000

                               FIRST INVESTORS LIFE INSURANCE COMPANY

                                            BALANCE SHEET

                                               ASSETS

                                                                        DECEMBER 31, 1999       DECEMBER 31, 1998
                                                                        -----------------       -----------------

Investments (note 2):
  Available-for-sale securities.......................................     $109,081,845            $131,031,939
  Held-to-maturity securities.........................................       31,147,991               5,491,598
  Short term investments..............................................        4,179,510               3,982,209
  Policy loans........................................................       28,640,385              24,961,708
                                                                       ----------------          --------------

     Total investments................................................     173,049,731              165,467,454

Cash .................................................................        (729,147)                 113,094
Premiums and other receivables, net of allowances of
  $30,000 in 1999 and 1998............................................       6,391,696                6,297,635
Accrued investment income.............................................       3,204,950                3,473,067
Deferred policy acquisition costs (note 6)............................      24,607,577               20,873,233
Deferred Federal income taxes (note 7)     ...........................       1,868,000                  473,000
Furniture, fixtures and equipment, at cost, less accumulated
  depreciation of $1,169,049 in 1999 and $1,110,857 in 1998...........          57,966                  102,448
Other assets..........................................................         118,396                   82,822
Separate account assets...............................................   1,058,703,230              821,105,059
                                                                       ---------------            -------------

     Total assets.....................................................  $1,267,272,399           $1,017,987,812
                                                                        ==============           ==============


                                LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:

Policyholder account balances (note 6)................................    $123,677,096             $118,786,854
Claims and other contract liabilities.................................      14,870,396               13,934,636
Accounts payable and accrued liabilities..............................       3,573,113                3,796,503
Separate account liabilities..........................................   1,058,229,265              821,105,059
                                                                        --------------            -------------

     Total liabilities................................................   1,200,349,870              957,623,052
                                                                        --------------            -------------

STOCKHOLDER'S EQUITY:
Common Stock, par value $4.75; authorized,
  issued and outstanding 534,350 shares...............................       2,538,163                2,538,163
Additional paid in capital............................................       6,496,180                6,496,180
Accumulated other comprehensive income (note 2).......................        (908,000)               2,193,000
Retained earnings ....................................................      58,796,186               49,137,417
                                                                      ----------------            -------------

     Total stockholder's equity.......................................      66,922,529               60,364,760
                                                                      ----------------            -------------

     Total liabilities and stockholder's equity.......................  $1,267,272,399           $1,017,987,812
                                                                        ==============           ==============

See accompanying notes to financial statements.


                                        FIRST INVESTORS LIFE INSURANCE COMPANY

                                         STATEMENT OF INCOME

                                                            YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 1999   DECEMBER 31,1998    DECEMBER 31,1997
                                                         -----------------   ----------------    ----------------
REVENUES

  Policyholder fees...................................        $26,171,703         $25,393,372       $24,826,454
  Premiums............................................          5,656,183           6,091,731         6,279,137
  Investment income (note 2)..........................         11,049,520          10,501,572        10,259,601
  Realized gain (loss) on investments.................         (1,190,548)            914,891           158,874
  Other income........................................            818,604             893,181           702,644
                                                           --------------       -------------     -------------

     Total income.....................................        42,505,462          43,794,747         42,226,710
                                                            ------------         -----------        -----------
BENEFITS AND EXPENSES
  Benefits and increases in contract liabilities......        10,571,181          13,803,921         14,370,510
  Dividends to policyholders..........................         1,390,300           1,749,579          1,033,663
  Amortization of deferred acquisition costs (note 6).           969,205           1,005,483            663,200
  Commissions and general expenses....................        14,848,007          15,553,605         15,445,888
                                                            ------------         -----------        -----------

     Total benefits and expenses......................        27,778,693          32,112,588         31,513,261
                                                            ------------         ------------       -----------

Income before Federal income tax .....................        14,726,769          11,682,159         10,713,449

Federal income tax (note 7):

  Current.............................................         4,865,000           3,682,000          4,285,000
  Deferred............................................           203,000             265,000           (603,000)
                                                             -----------        ------------        -----------

                                                               5,068,000           3,947,000          3,682,000
                                                            ------------        ------------        -----------


Net Income............................................      $  9,658,769        $  7,735,159        $ 7,031,449
                                                            ============        ============        ===========

Income per share, based on 534,350 shares outstanding
                                                                  $18.08              $14.48             $13.16
                                                            ============       =============        ===========

See accompanying notes to financial statements.


                               FIRST INVESTORS LIFE INSURANCE COMPANY

                                  STATEMENT OF STOCKHOLDER'S EQUITY

                                                           YEAR ENDED           YEAR ENDED         YEAR ENDED
                                                       DECEMBER 31,1999      DECEMBER 31,1998   DECEMBER 31, 1997
                                                       ----------------      ----------------   -----------------
Balance at beginning of year.............................  $60,364,760          $ 52,044,601        $ 44,049,152
                                                           -----------          ------------        ------------
Net income...............................................    9,658,769             7,735,159           7,031,449
Other comprehensive income
  Increase (decrease) in unrealized holding gains on
  available-for-sale securities..........................   (3,101,000)              585,000             964,000
                                                         -------------        --------------      --------------
Comprehensive income.....................................    6,557,769             8,320,159           7,995,449
                                                         -------------        --------------      --------------

Balance at end of year................................... $ 66,922,529          $ 60,364,760        $ 52,044,601
                                                          ============          ============        ============


                                       STATEMENT OF CASH FLOWS

                                                           YEAR ENDED          YEAR ENDED          YEAR ENDED

                                                        DECEMBER 31, 1999   DECEMBER 31, 1998   DECEMBER 31,1997
                                                        -----------------   -----------------   ----------------
Increase (decrease) in cash:
  Cash flows from operating activities:
     Policyholder fees received..........................$  25,827,717         $ 25,010,611       $  24,587,113
     Premiums received...................................    5,931,178            5,433,211           6,088,582
     Amounts received on policyholder accounts...........  124,375,574          132,528,386         125,818,334
     Investment income received..........................   11,726,193           10,630,564          10,263,095
     Other receipts......................................       73,652               91,864              57,287
     Benefits and contract liabilities paid.............. (129,416,853)        (142,124,914)       (138,420,373)
     Commissions and general expenses paid...............  (24,060,176)         (24,138,476)        (20,899,476)
                                                         -------------       --------------      --------------

     Net cash provided by operating activities...........   14,457,285            7,431,246           7,494,562
                                                         --------------      --------------      --------------

  Cash flows from investing activities:

     Proceeds from sale of investment securities.........   47,855,224           42,655,632          38,900,851
     Purchase of investment securities...................  (58,962,363)         (47,605,879)        (44,021,791)
     Purchase of furniture, equipment and other assets...      (13,710)             (79,322)            (62,170)
     Net increase in policy loans........................   (3,678,677)          (3,433,898)         (2,662,162)
     Investment in Separate Account .....................     (500,000)                 100             593,945
                                                         --------------      --------------        ------------

     Net cash used for investing activities..............  (15,299,526)          (8,463,367)         (7,251,327)
                                                         --------------      --------------       -------------

     Net increase (decrease) in cash.....................     (842,241)          (1,032,121)            243,235

Cash

  Beginning of year .....................................      113,094            1,145,215             901,980
                                                         -------------        -------------          ----------
  End of year ...........................................$    (729,147)       $     113,094      $    1,145,215
                                                         =============        =============      ==============

The Company  received a refund of Federal  income tax of $79,000 in 1997 and paid Federal income tax of $5,075,000 in 1999, $4,400,000 in 1998 and $4,358,000 in 1997.

See accompanying notes to financial statements.


                               FIRST INVESTORS LIFE INSURANCE COMPANY

                                       STATEMENT OF CASH FLOWS

                                                           YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                        DECEMBER 31, 1999   DECEMBER 31, 1998   DECEMBER 31, 1997
                                                        -----------------   -----------------   -----------------
Reconciliation of net income to net cash
  provided by operating activities:

         Net income........................................  $ 9,658,769       $ 7,735,159         $ 7,031,449

         Adjustments to reconcile net income to net cash
            provided by operating activities:
            Depreciation and amortization..................       66,281            82,342             117,804
            Amortization of deferred policy acquisition costs    969,205         1,005,483             663,200
            Realized investment (gains) losses.............    1,190,548          (914,891)           (158,874)
            Amortization of premiums and discounts on
              investments..................................      408,556           421,135             280,852
            Deferred Federal income taxes..................      203,000           265,000            (603,000)
            Other items not requiring cash - net...........       25,470              (660)              9,771

         (Increase) decrease in:
            Premiums and other receivables, net............      (94,061)       (1,548,536)           (750,889)
            Accrued investment income......................      268,117          (292,143)           (277,358)
            Deferred policy acquisition costs, exclusive
              of amortization..............................   (3,797,549)       (3,613,000)         (1,866,787)
            Other assets...................................      (43,663)           29,133               9,323

         Increase (decrease) in:
            Policyholder account balances..................    4,890,242         3,505,536           1,985,844
            Claims and other contract liabilities..........      935,760         1,386,540             357,815
            Accounts payable and accrued liabilities.......     (223,390)         (629,852)            695,412
                                                            ------------      ------------        ------------

                                                            $ 14,457,285       $ 7,431,246         $ 7,494,562
                                                            ============       ===========         ===========

See accompanying notes to financial statements.


                     FIRST INVESTORS LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- BASIS OF FINANCIAL STATEMENTS

      The accompanying financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). Such basis of presentation differs from statutory accounting practices permitted or prescribed by insurance regulatory authorities primarily in that:

      (a) policy reserves are computed according to the Company's estimates of mortality, investment yields, withdrawals and other benefits and expenses, rather than on the statutory valuation basis;

      (b) certain  expenditures,  principally  for  furniture  and equipment and
   agents'  debit   balances,   are  recognized  as  assets  rather  than  being
   non-admitted and therefore charged to retained earnings;

      (c) commissions and other costs of acquiring new business are recognized as deferred acquisition costs and are amortized over the premium paying period of policies and contracts, rather than charged to current operations when incurred;

      (d) income tax effects of temporary differences, relating primarily to policy reserves and acquisition costs, are provided

      (e) the statutory asset valuation and interest maintenance reserves are reported as retained earnings rather than as liabilities;

NOTE 2 -- OTHER SIGNIFICANT ACCOUNTING PRACTICES

      (a) ACCOUNTING ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

      (b) DEPRECIATION. Depreciation is computed on the useful service life of the depreciable asset using the straight line method of depreciation over three to seven years.

      (c) INVESTMENTS. Investments in equity securities that have readily determinable fair values and all investments in debt securities are classified in separate categories and accounted for as follows:

      HELD-TO-MATURITY SECURITIES

         Debt securities in which the Company has the positive intent and ability to hold to maturity are recorded at amortized cost.

      AVAILABLE-FOR-SALE SECURITIES

         Debt securities not classified as held to maturity securities and equity securities are recorded at fair value with unrealized gains and losses excluded from earnings and reported as "accumulated other comprehensive income" in stockholder's equity.

      Short term investments are reported at market value which approximates cost.

      Gains and losses on sales of investments are determined using the specific identification method. Investment income for the years indicated consists of the following:

                                                          YEAR ENDED          YEAR ENDED            YEAR ENDED
                                                      DECEMBER 31,1999     DECEMBER 31, 1998     DECEMBER 31,1997
                                                      ----------------     -----------------     ----------------
Interest on fixed maturities.............................  $ 9,589,859         $ 9,276,036         $ 9,029,979
Interest on short term investments.......................      243,945             226,544             307,656
Interest on policy loans.................................    1,714,441           1,465,497           1,268,834
                                                          ------------       -------------        ------------

     Total investment income.............................   11,548,245          10,968,077          10,606,469
     Investment expense..................................      498,725             466,505             346,868
                                                         --------------      -------------       -------------

Net investment income....................................  $11,049,520        $ 10,501,572        $ 10,259,601
                                                           ===========        ============        ============


                               FIRST INVESTORS LIFE INSURANCE COMPANY

                              NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  The amortized cost and estimated market values of investments at December 31, 1999 and 1998 are as follows:
                                                                     GROSS             GROSS           ESTIMATED
                                                AMORTIZED          UNREALIZED        UNREALIZED          MARKET
                                                  COST               GAINS            LOSSES             VALUE
                                                  ----               -----            ------             -----
AVAILABLE-FOR-SALE SECURITIES
DECEMBER 31, 1999

  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies...............................  $ 35,374,157   $           --    $     297,674     $  35,076,483
  Debt Securities issued by
   States of the U.S..........................       984,941               --           78,161           906,780
  Corporate Debt Securities...................    69,097,105          209,641        1,899,219        67,407,527
  Other Debt Securities ......................     5,966,094               --          275,039         5,691,055
                                              --------------    -------------    -------------   ---------------
                                                $111,422,297       $  209,641     $  2,550,093      $109,081,845
                                                ============       ==========     ============      ============

DECEMBER 31,1998

  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies............................... $  28,353,391   $    1,703,441      $       912      $ 30,055,920
  Debt Securities issued by
   States of the U.S..........................    13,964,587          261,109            8,696        14,217,000
  Corporate Debt Securities...................    77,938,088        2,148,113          378,682        79,707,519
  Other Debt Securities.......................     6,676,873          374,627               --         7,051,500
                                              --------------    -------------   --------------   ---------------
                                                $126,932,939      $ 4,487,290     $    388,290      $131,031,939
                                                ============      ===========     ============      ============


   At December 31, 1999 and 1998, the Company had "Unrealized Holding Gains (Losses) on Available-For-Sale Securities" of ($908,000) and $2,193,000, net of applicable deferred income taxes and amortization of deferred acquisition costs. The change in the Unrealized Holding Gains (Losses) of ($3,101,000), $585,000 and $964,000 for 1999, 1998 and 1997, respectively is reported as other comprehensive income in stockholders' equity. During the year ended December 31, 1999, the Company reclassified certain investments from Available-For-Sale securities to Held-To-Maturity securities. In connection with the reclassification, $834,455 of unrealized gains on such securities are included in Accumulated Other Comprehensive Income in Stockholder's Equity and is being amortized over the remaining life of the securities as an adjustment to yield.


HELD-TO-MATURITY SECURITIES
DECEMBER 31,1999
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies*..............................  $  3,336,121      $    68,367   $        7,222     $   3,397,266
  Debt Securities issued by
   States of the U.S..........................    15,578,482               --        1,896,633        13,681,849
  Corporate Debt Securities...................     7,171,138               --          755,842         6,415,296
  Other Debt Securities.......................     5,062,250               --          632,074         4,430,176
                                              --------------   --------------       ----------      ------------
                                               $  31,147,991      $    68,367   $    3,291,771      $ 27,924,587
                                               =============      ===========      ===========      ============

DECEMBER 31,1998

  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies*..............................  $  3,381,598      $   223,647      $        --       $ 3,605,245
  Corporate Debt Securities...................     2,000,000          125,400               --         2,125,400
  Other Debt Securities.......................       110,000               --               --           110,000
                                              --------------     ------------        ---------     -------------
                                                $  5,491,598        $ 349,047      $        --       $ 5,840,645
                                                ============        =========      ===========       ===========


*These securities are on deposit for various state insurance departments and are therefore restricted as to sale.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

      The amortized cost and estimated market value of debt securities at December 31, 1999, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                       HELD TO MATURITY               AVAILABLE FOR SALE
                                                       ----------------               ------------------

                                                AMORTIZED        ESTIMATED         AMORTIZED       ESTIMATED
                                                  COST         MARKET VALUE         COST          MARKET VALUE
--------------------------------------------------------------------------------------------------------------
Due in one year or less.......................$    100,000    $     100,000   $    9,263,507    $    9,067,102
Due after one year through five years.........   3,346,121        3,407,266       23,841,639        23,782,165
Due after five years through ten years........   1,098,443          979,037       41,461,579        40,105,851
Due after ten years...........................  26,603,427       23,438,284       36,855,572        36,126,727
                                              ------------     ------------   ---------------   --------------
                                               $31,147,991      $27,924,587     $111,422,297      $109,081,845
                                               ===========      ===========     ============      ============


    Proceeds from sales of investments in fixed maturities were $47,855,224, $42,655,632 and $38,900,851 in 1999, 1998 and 1997, respectively. Gross gains of
$422,254 and gross losses of $1,612,802 were realized on those sales in 1999. Gross gains of $977,442 and gross losses of $62,551 were realized on those sales in 1998. Gross gains of $374,583 and gross losses of $215,709 were realized on those sales in 1997.

    (d)  RECOGNITION  OF  REVENUE,  POLICYHOLDER  ACCOUNT  BALANCES  AND  POLICY
BENEFITS

        TRADITIONAL ORDINARY LIFE AND HEALTH

           Revenues from the traditional life insurance policies represent premiums that are recognized as earned when due. Health insurance premiums are recognized as revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the lives of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the deferral and amortization of policy acquisition costs.

        UNIVERSAL LIFE AND VARIABLE LIFE

           Revenues from universal life and variable life policies represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges and policy service fees.

           Policyholder account balances on universal life consist of the premiums received plus credited interest, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of policyholder account balances. The value of policyholder accounts on variable life are included in separate account liabilities as discussed below.

        ANNUITIES

           Revenues from annuity contracts represent amounts assessed against contractholders. Such assessments are principally sales charges, administrative fees, and in the case of variable annuities, mortality and expense risk charges. The carrying value and fair value of fixed annuities are equal to the policyholder account balances, which represent the net premiums received plus accumulated interest.

    (e) SEPARATE ACCOUNTS. Separate account assets and the related liabilities, both of which are valued at market, represent segregated variable annuity and variable life contracts maintained in accounts with individual investment objectives. All investment income (gains and losses of these accounts) accrues directly to the contractholders and therefore does not affect net income of the Company.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

    (f) COMPREHENSIVE INCOME. For 1998, the Company adopted Statement of Financial Accounting Standards No, 130 ("SFAS 130"), "Reporting Comprehensive Income". SFAS 130 establishes the disclosure requirements for reporting comprehensive income in an entity's financial statements. Total comprehensive income includes net income and unrealized gains and losses on available-for-sale securities. Accumulated other comprehensive income, a component of stockholders' equity, was formerly reported as unrealized gains and losses on available-for-sale securities. There was no impact on previously reported net income from the adoption of SFAS 130.

Note 3 -- Fair Value of Financial Instruments

    The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for fixed maturity and equity-securities are based upon quoted market prices, where available or are estimated using values from independent pricing services.

    The carrying amounts for the Company's liabilities under investment - type contracts approximate their fair values because interest rates credited to account balances approximate current rates paid on similar investments and are generally not guaranteed beyond one year. Fair values for the Company's insurance contracts other than investment - type contracts are not required to be disclosed. However, the fair values of liabilities for all insurance contracts are taken into consideration in the overall management of interest rate risk, which minimizes exposure to changing interest rates.

NOTE 4 -- RETIREMENT PLANS

    The Company participates in a non-contributory profit sharing plan for the benefit of its employees and those of other wholly-owned subsidiaries of its parent. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 1999, 1998 and 1997, the Company charged operations approximately $74,000, $79,000 and $70,000 respectively for its portion of the contribution.

    The Company also has a non-contributory retirement plan for the benefit of its sales agents. The plan provides for retirement benefits based upon commission on first-year premiums and length of service. The plan is unfunded. Vesting of benefits is based upon graduated percentages dependent upon the number of allocations made in accordance with the plan by the Company for each participant. The Company charged to operations pension expenses of approximately $478,000 in 1999, $475,000 in 1998 and $419,000 in 1997. The accrued liability of approximately $3,406,000 in 1999 and $3,251,000 in 1998 was sufficient to cover the value of benefits provided by the plan.

    In addition, the Company participates in a 401(k) savings plan covering all of its eligible employees and those of other wholly-owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. Contributions to this plan were not material.

NOTE 5 -- COMMITMENTS AND CONTINGENT LIABILITIES

    The Company has agreements with affiliates and non-affiliates as follows:

    (a) The Company's maximum retention on any one life is $100,000. The Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations that any reinsurance company may be unable to meet. The Company had reinsured approximately 10% of its net life insurance in force at December 31, 1999, 1998 and 1997. The Company also had assumed reinsurance amounting to approximately 19%, 20% and 20% of its net life insurance in force at the respective year ends. None of these transactions had any material effect on the Company's operating results.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

    (b) The Company and certain affiliates share office space, data processing facilities and management personnel. Charges for these services are based upon the Company's proportionate share of: space occupied, usage of data processing facilities and time allocated to management. During the years ended December 31, 1999, 1998 and 1997, the Company paid approximately $1,610,000, $1,440,000 and
$1,114,000, respectively, for these services. In addition, the Company reimbursed an affiliate approximately $10,501,000 in 1999, $10,799,000 in 1998,and $9,814,000 in 1997 for commissions relating to the sale of its products.

         The Company maintains a checking account with a financial institution, which is also a wholly-owned subsidiary of its parent. The balance in this account was approximately $443,000 at December 31, 1999 and $387,000 at December 31, 1998.

    (c) The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

NOTE 6 -- ADJUSTMENTS MADE TO STATUTORY ACCOUNTING PRACTICES

  Note 1 describes some of the common differences between statutory practices and generally accepted accounting principles. The effects of these differences for the years ended December 31, 1999, 1998 and 1997 are shown in the following table in which net income and capital shares and surplus reported therein on a statutory basis are adjusted to a GAAP basis.

                                                           NET INCOME                         CAPITAL SHARES AND SURPLUS
                                                      YEAR ENDED DECEMBER 31                       AT DECEMBER 31
                                           ------------------------------------------   -----------------------------------------
                                                1999          1998            1997           1999           1998         1997
                                           -------------  ------------   ------------   ------------    -----------   -----------
Reported on a statutory basis ...........  $  8,813,513   $  6,191,762   $  5,809,629   $ 45,872,816   $ 37,991,708   $ 32,159,721
                                           ------------   ------------   ------------   ------------   ------------   ------------

Adjustments:
   Deferred policy acquisition costs (b)      2,828,344      2,607,517        351,239     24,607,577     20,873,233     18,446,716
   Future policy benefits (a) ...........      (901,121)    (1,259,673)       133,848     (5,161,385)    (4,260,262)    (3,000,589)
   Deferred income taxes ................      (203,000)      (265,000)       603,000      1,868,000        473,000      1,039,000
   Premiums due and deferred (e) ........       102,955         85,385         84,291     (1,086,477)    (1,189,428)    (1,274,816)
   Cost of collection and other statutory
      liabilities .......................        (4,228)        (6,185)          (924)        25,648         29,874         36,060
   Non-admitted assets ..................          --             --             --          236,793        218,959        224,411
   Asset valuation reserve ..............          --             --             --        2,065,557      1,691,873      1,325,986
   Interest maintenance reserve .........      (192,495)      (223,136)       (55,019)          --          436,803         56,112
   Gross unrealized holding gains on
      available-for-sale securities .....          --             --             --       (1,506,000)     4,099,000      3,032,000
   Net realized capital gains (losses) ..    (1,190,548)       914,891        158,874           --             --             --
   Other ................................       405,349       (310,402)       (53,489)          --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
                                                845,256      1,543,397      1,221,820     21,049,713     22,373,052     19,884,880
                                           ------------   ------------   ------------   ------------   ------------   ------------

In accordance with generally accepted
   accounting principles ................  $  9,658,769   $  7,735,159   $  7,031,449   $ 66,922,529   $ 60,364,760   $ 52,044,601
                                           ============   ============   ============   ============   ============   ============

Per share, based on 534,350 shares
   outstanding ..........................  $      18.08   $      14.48   $      13.16   $     125.24   $     112.97   $      97.40
                                           ============   ============   ============   ============   ============   ============

                     FIRST INVESTORS LIFE INSURANCE COMPANY

    The following is a description of the significant policies used to adjust the net income and capital shares and surplus from a statutory to a GAAP basis.

    (a) Liabilities for future policy benefits have been computed primarily by the net level premium method with assumptions as to anticipated mortality, withdrawals and investment yields. The composition of the policy liabilities and the more significant assumptions pertinent thereto are presented below:


             DISTRIBUTION OF LIABILITIES*                                     BASIS OF ASSUMPTIONS
-------------------------------------------------------------------------------------------------------------

                                       YEARS
      1999             1998          OF ISSUE              INTEREST                    MORTALITY TABLE                   WITHDRAWAL
      ----             ----          --------              --------                    ---------------                   ----------
Non-par:
    $1,314,871       $ 1,458,458   1962-1967                4 1/2%         1955-60 Basic Select plus Ultimate             Linton B
     4,852,177         5,021,949   1968-1988                5 1/2%         1955-60 Basic Select plus Ultimate             Linton B
     2,093,102         2,403,257   1984-1988                7 1/2%         85% of 1965-70 Basic Select                    Modified
                                                                             plus Ultimate                                Linton B
       130,064           116,030   1989-Present             7 1/2%         1975-80 Basic Select plus Ultimate             Linton B
       118,686            63,482   1989-Present             7 1/2%         1975-80 Basic Select plus Ultimate             Actual
        25,240            26,682   1989-Present             8%             1975-80 Basic Select plus Ultimate             Actual
    33,668,196        33,158,902   1985-Present             6%             Accumulation of Funds                          --
Par:
       220,214           216,096   1966-1967                4 1/2%         1955-60 Basic Select plus Ultimate             Linton A
    12,886,598        13,141,191   1968-1988                5 1/2%         1955-60 Basic Select plus Ultimate             Linton A
       956,577           907,950   1981-1984                7 1/4%         90% of 1965-70 Basic Select
                                                                             plus Ultimate                                Linton B
     4,864,140         4,791,142   1983-1988                9 1/2%         80% of 1965-70 Basic Select
                                                                             plus Ultimate                                Linton B
    19,211,131        17,805,284   1990-Present             8%             66% of 1975-80 Basic Select
                                                                             plus Ultimate                                Linton B
Annuities:
    14,360,260        16,075,327   1976-Present             5 1/2%         Accumulation of Funds                          --
Miscellaneous:
    29,724,170        24,418,452   1962-Present             2 1/2%-3 1/2%  1958-CSO                                       None


------------------
* The above amounts are before deduction of deferred premiums of $748,330 in 1999 and $817,348 in 1998.

    (b) The costs of acquiring new business, principally commissions and related agency expenses, and certain costs of issuing policies, such as medical examinations and inspection reports, all of which vary with and are primarily related to the production of new business, have been deferred. Costs deferred on universal life and variable life are amortized as a level percentage of the present value of anticipated gross profits resulting from investment yields, mortality and surrender charges. Costs deferred on traditional ordinary life and health are amortized over the premium-paying period of the related policies in proportion to the ratio of the annual premium revenue to the total anticipated premium revenue. Anticipated premium revenue was estimated using the same assumptions that were used for computing liabilities for future policy benefits. Amortization of $969,205 in 1999, $1,005,483 in 1998 and $663,200 in 1997 was
charged to operations.

    (c) Participating business represented 7.9% and 8.8% of individual life insurance in force at December 31, 1999 and 1998, respectively.

    The Board of Directors annually approves a dividend formula for calculation of dividends to be distributed to participating policyholders.

    The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from shareholders' equity by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis. It is anticipated, however, that the participating lines will be profitable over the lives of the policies.

    (d) New York State insurance law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $36,088,375, $28,207,166 and $22,374,879 at December 31, 1999, 1998 and 1997, respectively.

    (e) Statutory due and deferred premiums are adjusted to conform to the expected premium revenue used in computing future benefits and deferred policy acquisition costs. In this regard, the GAAP due premium is recorded as an asset and the GAAP deferred premium is applied against future policy benefits.

                     FIRST INVESTORS LIFE INSURANCE COMPANY

NOTE 7 -- FEDERAL INCOME TAXES

    The Company joins with its parent company and other affiliated companies in filing a consolidated Federal income tax return. The provision for Federal income taxes is determined on a separate company basis.

    Retained earnings at December 31, 1999 included approximately $146,000 which is defined as "policyholders' surplus" and may be subject to Federal income tax at ordinary corporate rates under certain future conditions, including distributions to stockholders.

    Deferred tax liabilities (assets) are comprised of the following:

                                                                                           1999                   1998
                                                                                     ------------------    -------------------
Policyholder dividend provision....................................................     $   (471,717)         $      (448,300)
Non-qualified agents' pension plan reserve.........................................       (1,306,579)              (1,262,900)
Deferred policy acquisition costs..................................................        3,535,251                2,956,800
Future policy benefits.............................................................       (3,042,310)              (2,835,100)
Bond discount......................................................................           47,677                   35,900
Unrealized holding gains (losses) on Available-For-Sale Securities.................         (468,000)               1,130,000
Capital loss carryover.............................................................         (100,759)                       -
Other..............................................................................          (61,563)                 (49,400)
                                                                                      ---------------       ------------------
                                                                                      $   (1,868,000)          $     (473,000)
                                                                                      ===============          ===============


    The currently payable Federal Income tax provision of $4,865,000 for 1999 is net of a $311,000 Federal tax benefit resulting from a capital loss carryback of $914,891.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
First Investors Life Insurance Company
New York, New York

         We have audited the statement of assets and liabilities of First Investors Life Level Premium Variable Life Insurance (a separate account of First Investors Life Insurance Company, registered as a unit investment trust under the Investment Company Act of 1940), as of December 31, 1999, and the related statement of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Level Premium Variable Life Insurance as of December 31, 1999, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                                            TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
February 18, 2000

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 1999
                                -----------------

ASSETS

  Investments at net asset value (Note 3):

    First Investors Life Series Fund..............................  $280,360,092

LIABILITIES

    Payable to First Investors Life Insurance Company.............     3,391,554
                                                                    ------------

NET ASSETS.......................................................   $276,968,538
                                                                    ============

Net assets represented by Contracts..............................   $276,968,538
                                                                    ============


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999
                          ----------------------------

INVESTMENT INCOME
  Income:
    Dividends....................................................   $  7,858,303
                                                                   -------------

        Total income.............................................      7,858,303
                                                                   -------------

  Expenses:
    Cost of insurance charges (Note 4)...........................      4,118,808
    Mortality and expense risks (Note 4).........................      1,185,762
                                                                   -------------

        Total expenses...........................................      5,304,570
                                                                   -------------

NET INVESTMENT INCOME............................................      2,553,733
                                                                   -------------

UNREALIZED APPRECIATION ON INVESTMENTS
  Beginning of year...............................................    62,632,266
  End of year.....................................................   106,362,120
                                                                    ------------

Change in unrealized appreciation on investments..................    43,729,854
                                                                   -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............  $ 46,283,587
                                                                    ============


See accompanying notes to financial statements.

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENT OF CHANGES IN NET ASSETS

                            YEARS ENDED DECEMBER 31,
                            ------------------------


                                                                                   1999             1998
                                                                               ------------     -------------
Increase (Decrease) in Net Assets
  From Operations
      Net investment income.................................................   $   2,553,733    $   6,705,358
      Change in unrealized appreciation on investments......................      43,729,854       14,328,720
                                                                               -------------    -------------

      Net increase in net assets resulting from operations..................      46,283,587       21,034,078
                                                                               --------------   -------------

    From Unit Transactions

      Net insurance premiums................................................      35,997,842       32,896,170
      Contract payments.....................................................     (16,327,378)     (15,071,523)
                                                                               --------------  --------------

      Net increase in net assets derived from unit transactions.............      19,670,464       17,824,647
                                                                               --------------  --------------

      Net increase in net assets............................................      65,954,051       38,858,725

Net Assets

    Beginning of year.......................................................     211,014,487      172,155,762
                                                                               -------------    -------------
    End of year.............................................................    $276,968,538     $211,014,487
                                                                                ============     ============


See accompanying notes to financial statements.

                               FIRST INVETORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1999

Note 1 -- ORGANIZATION
          ------------

      First Investors Life Level Premium Variable Life Insurance (Separate Account B), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by First Investors Life Insurance Company (FIL). Assets of the Separate Account B have been used to purchase shares of First Investors Life Series Fund (The Fund), an open-end diversified management investment company registered under the 1940 Act.

Note 2 -- SIGNIFICANT ACCOUNTING POLICIES
          -------------------------------

      INVESTMENTS

           Shares of the Fund held by Separate Account B are valued at net asset value per share. All distributions received from the Fund are reinvested to purchase additional shares of the Fund at net asset value.

      NET ASSETS REPRESENTED BY CONTRACTS
           The net assets represented by contracts represents the cash value of the policyholder accounts which is the estimated liability for future policy benefits. The liability for future policy benefits is computed based upon assumptions as to anticipated mortality, withdrawals and investment yields. The mortality assumption is based upon the 1975-80 Basic Select plus Ultimate mortality table.

      FEDERAL INCOME TAXES
           Separate Account B is not taxed separately because its operations are part of the total operations of FIL, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account B will not be taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account B.

Note 3 -- INVESTMENTS
          -----------

      Investments consist of the following:
                                                                       Net Asset       Market
                                                         Shares          Value         Value           Cost
                                                       ---------         -----        --------      ----------
First Investors Life
  Series Fund
    Cash Management..................................   1,668,629      $ 1.00       $ 1,668,629     $ 1,668,629
    High Yield.......................................   3,225,972       11.19        36,091,945      34,663,029
    Growth...........................................   1,611,142       43.06        69,379,797      35,229,011
    Discovery........................................   1,527,667       33.96        51,877,540      33,202,460
    Blue Chip........................................   1,982,390       32.14        63,711,726      33,436,054
    International Securities.........................   1,868,268       24.62        45,993,598      26,333,309
    Focused Equity...................................      24,566       10.25           251,881         244,079
    Government.......................................     112,880        9.92         1,119,790       1,158,447
    Investment Grade.................................     235,586       10.97         2,584,782       2,520,805
    Utility Income...................................     437,698       17.55         7,680,404       5,542,148
                                                                                 --------------  --------------
                                                                                   $280,360,092    $173,997,971


      The High Yield Series' investments in high yield securities whether rated or unrated may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher rated, fixed income securities.

Note 4 -- MORTALITY AND EXPENSE RISKS AND DEDUCTIONS
          ------------------------------------------

      In consideration for its assumption of the mortality and expense risks connected with the Variable Life Contracts, FIL deducts an amount equal on an annual basis to .50% of the daily net asset value of Separate Account B. The deduction for the year ended December 31, 1999 was $1,185,762.

      A monthly charge is also made to Separate Account B for the cost of insurance protection. This amount varies with the age and sex of the insured and the net amount of insurance at risk. For further discussion, see "Cost of Insurance Protection" in the Prospectus. For the year ended December 31, 1999 cost of insurance charges amounted to $4,118,808.

                             [FIRST INVESTORS LOGO]

                                 95 Wall Street

                            New York, New York 10005

                                 (212) 858-8200

                                     PART II

                       CONTENTS OF REGISTRATION STATEMENT

             (INFORMATION NOT REQUIRED TO BE FILED IN A PROSPECTUS)

                           UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     UNDERTAKING PURSUANT TO RULE 484(B)(1)
                        UNDER THE SECURITIES ACT OF 1933

      Article XIV of the By-Laws of First Investors Life Insurance Company provides as follows:

      "To the full extent authorized by law and by the Charter, the Corporation shall and hereby does indemnify any person who shall at any time be made, or threatened to be made, a party in any civil or criminal action or proceeding by reason of the fact that he, his testator or his intestate is or was a director or officer of the Corporation or served another corporation in any capacity at the request of the Corporation, provided, that the notice required by Section 62-a of the Insurance Law of the State of New York, as now in effect or as amended from time to time, be filed with the Superintendent of Insurance."

      Reference is hereby made to the New York Business Corporation Law, Sections 721 through 725.

      The general effect of this Indemnification will be to indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person, or that person's testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense or settlement of such action, or in connection with an appeal therein if such director or officer acted in good faith, for a purpose reasonably believed by that person to be in, and not opposed to, the best interests of the corporation and not otherwise knowingly unlawful.

      A directors and officers liability policy in the amount of $3,000,000 covering First Investors Life's directors and officers has been issued by the Great American Insurance Companies.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the First Investors Life Level Premium Variable Life Insurance (Separate Account B) pursuant to the foregoing provisions, or otherwise, the First Investors Life Level Premium Variable Life Insurance (Separate Account B) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the First Investors Life Level Premium Variable Life Insurance (Separate Account B) of expenses incurred or paid by a director, officer or controlling person of the First Investors Life Level Premium Variable Life Insurance (Separate Account B) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the First Life Level Premium Variable Life Insurance (Separate Account B) will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against policy as expressed in the Act and will be governed by the final adjudication of such issue.

                   Representation Regarding Reasonableness of
                        Aggregate Policy Fees and Charges
                    Pursuant to Section 26(a)(e)(2)(A) of the
                         Investment Company Act of 1940

      First Investors Life represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by First Investors Life under the Policies. First Investors Life bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for First Investors Life to earn a profit; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 under prior to October 1996, including the range of industry practice. This representation applies to all Policies sold pursuant to this Registration Statement, including those sold on terms specifically described in the prospectus contained herein, or any variations therein, based on supplements, endorsements, or riders to any Policies or prospectus, or otherwise.

This Registration Statement for First Investors Life Level Premium Variable Life Insurance comprises the following papers and documents.

   The facing page.

   Reconciliation and Tie.

   Prospectus, consisting of 30 pages. The undertaking to file reports.

   Undertaking pursuant to Rule 484 (b)(1) under the Securities Act of 1933.

   Representation Regarding Reasonableness of Fees and Charges.

   The signatures.

   Written consents of the following persons:

            Tait, Weller & Baker.  (Filed herewith.)
   The following Exhibits:


1.    (A - Form N-8B-2)

              1.              Resolution of Board of Directors Creating Separate
                              Account. /1/

              2.              Not Applicable.

              3(a).           Underwriting Agreement. /1/

              3(b).           Specimen Associate's Agreement. /1/

              3(c).           Commission schedule. /1/

              4.              Not Applicable.

              5.              Specimen Variable Life Insurance Policy. /1/

              6. Certificate of Incorporation, as amended, and By-Laws, as amended, of First Investors Life Insurance Company. /1/

              7.              See (5) above.

              8.              Not Applicable.

              9.              Not Applicable.

              10. Specimen form of application used with Variable Life Insurance Policy provided in response to 5 above. /2/

2.    Opinion of Counsel. /2/
      Opinion of Actuary. /2/

3.    Not Applicable.

4.    Not Applicable.

5.    Financial Data Schedule. (see Exhibit 27 below.)

6.    Consent of Independent Public Accountants. (Filed herewith.)

7.    Powers of Attorney. /1/

27.   Financial   Data   Schedule.   (Inapplicable,   because,   notwithstanding
      Instruction 5 as to Exhibits, the Commission staff has advised that no such Schedule is required.)


-------------------

   /1/ Previously filed in Post-Effective Amendment No. 17 to Registrant's Registration Statement (File No.2-98410) filed on May 19, 1997.

   /2/ Previously filed in Post-Effective Amendment No. 18 to Registrant's Registration Statement (File No.2-98410) filed on April 28, 1998.

SIGNATURES
----------

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, First Investors Life Level Premium Variable Life Insurance (Separate Account B), represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereinafter affixed and attested, all in the City of New York, and State of New York, on the 20th day of April, 2000.

                                       FIRST INVESTORS LIFE LEVEL PREMIUM
                                       VARIABLE LIFE INSURANCE
                                       (SEPARATE ACCOUNT B)
                                       (Registrant)
[Corporate Seal Affixed]

                                       BY: FIRST INVESTORS LIFE
                                           INSURANCE COMPANY
                                           (Depositor)
                                           (On behalf of the
ATTEST:                                      Registrant
                                             and itself)

/S/ ADA M SUCHOW                       By /S/ WILLIAM H. DRINKWATER
----------------                          -------------------------
Ada M Suchow,                             William H. Drinkwater,
Assistant Secretary                       President


      Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registrant's Registration Statement has been signed below by the following officers and directors of the Depositor in the capacities and on the dates indicated:

      SIGNATURE                 TITLE                     DATE
      ---------                 -----                     ----

/S/ WILLIAM H. DRINKWATER       President                 April 20, 2000
-------------------------
William H. Drinkwater           and Director


/S/ WILLIAM M. LIPKUS           Vice President and        April 20, 2000
---------------------
William M. Lipkus               Chief Financial
                                Officer

/S/ GLENN O. HEAD
-----------------
Glenn O. Head               Chairman and Director         April 20, 2000
Richard H. Gaebler*         Director                      April 20, 2000
Jay G. Baris*               Director                      April 20, 2000
Scott Hodes*                Director                      April 20, 2000
Jackson Ream*               Director                      April 20, 2000
Nelson Schaenen Jr.*        Director                      April 20, 2000
John T. Sullivan*           Director                      April 20, 2000
Kathryn S. Head*            Director                      April 20, 2000
Glenn T. Dallas*            Director                      April 20, 2000
/S/ CLARK D. WAGNER
-------------------
Clark D. Wagner             Director                      April 20, 2000




* By:/S/ GLENN O. HEAD
     -----------------
     Glenn O. Head
     Attorney-In-Fact
     Pursuant to Powers of
     Attorney previously filed